UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09455

Nuveen New Jersey Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report October 31, 2014

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	23

Portfolios of Investments	27

Statement of Assets and Liabilities	79

Statement of Operations	81

Statement of Changes in Net Assets	83

Statement of Cash Flows	86

Financial Highlights	88

Notes to Financial Statements	98

Additional Fund Information	113

Glossary of Terms Used in this Report	114

Reinvest Automatically, Easily and Conveniently	116

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
December 22, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these seven Funds in 2011.

FUND REORGANIZATIONS

During November 2013, the New Jersey Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-state Fund (the Acquiring Fund).

The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	NQJ	Nuveen New Jersey Dividend Advantage Municipal Fund	NXJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.	NNJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2	NUJ

On October 20, 2014, the reorganizations were approved by shareholders and the reorganizations became effective before the opening of business on November 11, 2014 (subsequent to the close of this reporting period).

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

What key strategies were used to manage the Nuveen New Jersey and Pennsylvania Funds during the six-month reporting period ended October 31, 2014?

During this reporting period, the rally in the municipal market continued, driven by strong demand and tight supply and reinforced by an environment of improving fundamentals. Municipal bond prices generally rose, while interest rates declined and the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc., (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

municipal yield curve flattened. In general, Pennsylvania municipal paper outperformed the national market, while municipal bonds issued in New Jersey tended to lag the overall municipal market return for the reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

While municipal supply nationally, as well as in New Jersey and Pennsylvania, improved during this six-month period over that of the previous six months, much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues. During the third quarter of 2014, we saw current refunding activity increase by more than 64% nationwide, and estimates are that these refundings accounted for 35% of issuance during the first nine months of 2014. These refunding bonds do not represent an actual net increase in issuance because they are mostly replacing outstanding issues that were called soon thereafter. As a result, new municipal issuance continued to be tight and broadly speaking, it remained challenging to source attractive bonds that would enhance the Funds’ holdings. Much of our investment activity focus was on reinvesting the cash generated by current calls into bonds with intermediate and longer maturities that could help us offset the decline in rates and maintain investment performance potential. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value and continued to help us achieve our goals for the Funds.

During this reporting period, the New Jersey Funds found value in diversified areas of the marketplace, including health care and transportation. In health care, we added to our positions in bonds issued for Robert Wood Johnson University Hospital, one of the premier hospitals in the state. In the transportation sector, we purchased tollroad bonds issued by the Delaware River and Bay Authority and credits issued by the New Jersey Transit Authority for the state’s mass transit system. Attractive purchase opportunities among A-rated bonds as well as a few upgrades during the reporting period slightly increased the Funds’ exposure to the A-rated credit sector. Among the Funds’ holdings upgraded to A-rated were bonds issued for Barnabas Health, which were upgraded from BBB+ and credits issued by North Hudson Sewerage Authority.

In NQP and NPN, our allocations to the A-rated sector also were boosted through purchases and upgrades. In general, we saw an increased number of credit upgrades at the local government level in both Pennsylvania and New Jersey, as local economies improved and property tax valuations and assessments rose. Overall, we were focused on finding value across market sectors, adding local general obligation (GO) bonds such as those issued for Allegheny County, health care credits, as well as A-rated bonds issued for the Philadelphia Airport in NQP.

Cash for new purchases during this reporting period was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve made refunding deals more attractive and the increase in this activity provided ample cash for purchases.

As of October 31, 2014, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

6	Nuveen Investments

How did the Funds perform during the six-month reporting period ended October 31, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended October 31, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages.

For the six months ended October 31, 2014, the total returns at common share NAV for the Nuveen New Jersey and Pennsylvania Funds exceeded the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, the five New Jersey Funds lagged the average return for the Lipper New Jersey Municipal Debt Funds Classification Average, while NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average and NPN underperformed this Lipper average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the performance of NQJ, NNJ, NXJ, NUJ and NQP. One of the reasons that NJV and NPN trailed the other five Funds in this report for the six-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for performance during this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NUJ and NQP, which had the longest durations among their Nuveen New Jersey and Pennsylvania Fund counterparts, respectively, and their greater sensitivity to changes in interest rates benefited their performance. Overall, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for much of the differences in performance.

During this reporting period, lower rated bonds, that is, bonds rated A or lower, generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk in their search for yield in the current low rate environment. While their longer average durations provided an advantage for lower rated bonds, these bonds also generally had stronger duration adjusted results. With overweights in A-rated and BBB-rated bonds relative to their benchmark, credit exposure was generally positive for the performance of the New Jersey and Pennsylvania Funds. As with duration, differences in credit allocation accounted for some of the differences in performance. NXJ, for example, had the highest allocation to bonds rated AAA and AA, which slightly hampered its performance.

Among the municipal market sectors, health care bonds generally were the top performers, with industrial development revenue (IDR), transportation, education, water and sewer, and housing credits also outperforming the general municipal market. The

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

outperformance of the health care sector can be attributed in part to the recent scarcity of these bonds, as issuance in this sector declined 31% during the first nine months of 2014. All of these Funds had good exposure to the health care sector and the New Jersey Funds also generally had good weightings in transportation, which benefited performance. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but managed to finish the reporting period ahead of the national municipal bond market, helped by their longer effective durations, lower credit quality and the broader demand for higher yields. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. However, results for tobacco bonds varied from state to state. All of the New Jersey Funds had allocations of tobacco credits issued by the New Jersey Tobacco Settlement Financing Corporation, which underperformed the New Jersey municipal market as a whole. In the Pennsylvania Funds, NPN held tobacco bonds issued by the District of Columbia, while NQP did not hold any tobacco bonds. This reflects the fact that Pennsylvania has not issued any tobacco settlement credits to date.

The poorest performing market segment for the reporting period was pre-refunded bonds, which are often backed by U.S. Treasury securities. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with NQJ, NNJ and NXJ having the heaviest weightings. General obligation (GO) credits also generally trailed the revenue sectors as well as the municipal market as a whole, although by a much narrower margin than pre-refunded bonds. This included New Jersey state GOs, which underperformed as the market penalized these bonds for credit downgrades by all three major rating agencies in 2014. In April 2014, S&P reduced the state’s GO rating to A+ from AA-, followed by another reduction to A in September, with the agency citing New Jersey’s sizeable structural imbalance and deferred pension payments leading to future budgetary pressures. Fitch also announced downgrades on New Jersey GOs to A+ from AA- in May 2014 and then to A in September 2014, echoing S&P’s assessment of the state’s growing pension and retiree health care liabilities as well as its high levels of debt and overly optimistic revenue estimates that could add to future budget problems. Moody’s followed suit in May 2014, downgrading New Jersey to A1 from Aa3. As of October 2014, New Jersey state GO and appropriation-backed debt was rated A1/A/A by Moody’s, S&P and Fitch, respectively. Pennsylvania, which faces some of the same budgetary and pension issues as New Jersey although to a lesser degree, also saw the ratings on its GO debt lowered in 2014, from Aa2/AA/AA in April 2014 to Aa3/AA-/AA- as of October 2014.

We continued to monitor the ongoing economic problems of Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that the exposure of these Funds to Puerto Rico debt during this reporting period was less than 3%. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico GO debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the

8	Nuveen Investments

evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of October 31, 2014. As of October 31, 2014, these Funds’ limited exposure to Puerto Rico was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries) or unrelated to the government of Puerto Rico. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of October 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Effective Leverage*	37.31%	38.02%	36.69%	39.02%	7.54%	37.41%	2.63%
Regulatory Leverage*	31.17%	31.64%	30.58%	33.67%	N/A	30.81%	N/A

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A	The Fund does not use Regulatory leverage.

10	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	MTP Shares				VMTP Shares		VRDP Shares
		Shares				Shares		Shares
		Issued at	Annual	NYSE /		Issued at		Issued at
		Liquidation	Dividend	NYSE MKT		Liquidation		Liquidation
	Series	Value	Rate	Ticker	Series	Value	Series	Value	Total
NQJ	—	—	—	—	—	—	2	$144,300,000	$144,300,000
NNJ	—	—	—	—	—	—	2	$88,600,000	$88,600,000
NXJ	—	—	—	—	—	—	1	$45,000,000	$45,000,000
NUJ	2015	$35,050,000	2.00%	NUJ PRC	—	—	—	—	$35,050,000
NQP	—	—	—	—	2017	$48,000,000	2	$112,500,000
	—	—	—	—	—	—	3	$105,000,000
		—				$48,000,000		$217,500,000	$265,500,000

During the current reporting period, NQP refinanced all of its outstanding MTP Shares with the proceeds from newly issued Variable Rate MuniFund Term Preferred (VMTP) Shares.

Refer to Notes to Financial Statements, Note – 1 General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
May 2014	$0.0670	$0.0710	$0.0605	$0.0575	$0.0520	$0.0730	$0.0530
June	0.0670	0.0710	0.0605	0.0575	0.0520	0.0730	0.0530
July	0.0670	0.0710	0.0625	0.0595	0.0520	0.0730	0.0530
August	0.0670	0.0710	0.0625	0.0595	0.0520	0.0730	0.0530
September	0.0640	0.0680	0.0625	0.0595	0.0500	0.0690	0.0530
October 2014	0.0640	0.0680	0.0625	0.0595	0.0500	0.0690	0.0530

Market Yield*	5.70%	5.89%	5.54%	5.37%	4.21%	6.03%	4.20%
Taxable-Equivalent Yield*	8.46%	8.74%	8.22%	7.97%	6.25%	8.64%	6.02%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the six months ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

12	Nuveen Investments

COMMON SHARE EQUITY SHELF PROGRAMS

During August 2014, the Nuveen Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

During the reporting period, the following Funds were authorized to issue additional common shares through their equity shelf program. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares.

	NQJ	NNJ
Additional Common Shares Authorized	2,000,000	1,200,000

During the current reporting period, NQJ and NNJ did not sell common shares through their equity shelf programs.

As of August 31, 2014, NQJ’s and NNJ’s shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

COMMON SHARE REPURCHASES

As of October 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Common Shares Cumulatively Repurchased and Retired	52,100	17,800	97,500	77,500	15,000	242,400	0
Common Shares Authorized for Repurchase	2,050,000	1,210,000	655,000	450,000	155,000	3,790,000	120,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP
Common Shares Repurchased and Retired	21,500	4,900	75,000	64,500	15,000	4,500
Weighted Average Price per Common Share Repurchased and Retired	$13.37	$13.78	$13.47	$13.22	$14.19	$13.68
Weighted Average Discount per Common Share Repurchased and Retired	13.07%	14.14%	13.49%	13.74%	14.25%	13.83%

Nuveen Investments	13

Common Share Information (continued)

OTHER COMMON SHARE INFORMATION

As of October 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV
Common Share NAV	$15.57	$15.85	$15.76	$15.51	$16.62
Common Share Price	$13.47	$13.86	$13.53	$13.30	$14.25
Premium/(Discount) to NAV	(13.49)%	(12.56)%	(14.15)%	(14.25)%	(14.26)%
6-Month Average Premium/(Discount) to NAV	(11.84)%	(10.98)%	(12.68)%	(12.84)%	(11.71)%

	NQP	NPN
Common Share NAV	$15.74	$16.37
Common Share Price	$13.74	$15.15
Premium/(Discount) to NAV	(12.71)%	(7.45)%
6-Month Average Premium/(Discount) to NAV	(10.95)%	(6.81)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	15

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQJ at Common Share NAV	5.93%	14.18%	7.85%	5.88%
NQJ at Common Share Price	2.65%	10.08%	6.89%	4.74%
S&P Municipal Bond New Jersey Index	2.74%	7.47%	5.51%	5.00%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper New Jersey Municipal Debt Funds Classification Average	6.56%	15.48%	8.06%	6.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.7%
Common Stocks	1.0%
VRDP Shares, at Liquidation Value	(45.3)%
Other Assets Less Liabilities	2.6%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.2%
Transportation	20.4%
Health Care	15.3%
U.S. Guaranteed	12.4%
Education and Civic Organizations	10.0%
Tax Obligation/General	4.2%
Consumer Staples	3.2%
Other	12.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.7%
AA	37.9%
A	28.9%
BBB	8.6%
BB or Lower	5.8%
N/R (not rated)	1.4%
N/A (not applicable)	0.7%

16	Nuveen Investments

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNJ at Common Share NAV	5.71%	13.55%	7.40%	5.63%
NNJ at Common Share Price	1.41%	10.79%	6.68%	4.68%
S&P Municipal Bond New Jersey Index	2.74%	7.47%	5.51%	5.00%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper New Jersey Municipal Debt Funds Classification Average	6.56%	15.48%	8.06%	6.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.3%
VRDP Shares, at Liquidation Value	(46.3)%
Other Assets Less Liabilities	3.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.4%
Transportation	20.0%
Health Care	13.6%
U.S. Guaranteed	13.2%
Education and Civic Organizations	11.1%
Tax Obligation/General	4.3%
Other	14.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.3%
AA	36.4%
A	31.3%
BBB	7.4%
BB or Lower	5.3%
N/R (not rated)	1.3%

Nuveen Investments	17

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	5.62%	13.90%	7.75%	5.83%
NXJ at Common Share Price	1.92%	13.00%	7.05%	4.75%
S&P Municipal Bond New Jersey Index	2.74%	7.47%	5.51%	5.00%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper New Jersey Municipal Debt Funds Classification Average	6.56%	15.48%	8.06%	6.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.9%
VRDP Shares, at Liquidation Value	(44.0)%
Other Assets Less Liabilities	2.1%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
U.S. Guaranteed	19.4%
Transportation	15.5%
Health Care	11.0%
Education and Civic Organizations	8.5%
Water and Sewer	5.5%
Tax Obligation/General	4.2%
Other	12.7%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.6%
AA	34.3%
A	25.0%
BBB	8.0%
BB or Lower	5.0%
N/R (not rated)	1.1%

18	Nuveen Investments

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUJ at Common Share NAV	6.02%	15.27%	7.69%	5.87%
NUJ at Common Share Price	2.75%	12.88%	5.36%	4.64%
S&P Municipal Bond New Jersey Index	2.74%	7.47%	5.51%	5.00%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper New Jersey Municipal Debt Funds Classification Average	6.56%	15.48%	8.06%	6.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.1%
MTP Shares, at Liquidation Value	(50.8)%
Other Assets Less Liabilities	4.7%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.8%
Health Care	19.1%
Transportation	14.4%
Education and Civic Organizations	9.4%
U.S. Guaranteed	7.6%
Tax Obligation/General	6.0%
Water and Sewer	4.7%
Other	13.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.8%
AA	30.4%
A	34.9%
BBB	13.9%
BB or Lower	6.6%
N/R (not rated)	1.4%

Nuveen Investments	19

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception1
NJV at Common Share NAV	4.85%	11.32%	6.70%	7.90%
NJV at Common Share Price	0.52%	7.47%	4.51%	4.33%
S&P Municipal Bond New Jersey Index	2.74%	7.47%	5.51%	6.10%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	6.00%
Lipper New Jersey Municipal Debt Funds Classification Average	6.56%	15.48%	8.06%	6.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	102.5%
Common Stocks	2.8%
Floating Rate Obligations	(5.8)%
Other Assets Less Liabilities	0.5%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.0%
Health Care	21.4%
Tax Obligation/General	10.9%
Education and Civic Organizations	10.6%
Transportation	10.1%
Housing/Multifamily	4.4%
Other	13.6%

Credit Quality
(% of total investment exposure)
AAA	4.9%
AA	28.1%
A	41.5%
BBB	17.5%
BB or Lower	3.1%
N/R (not rated)	2.2%
N/A (not applicable)	2.7%

1	Since inception returns are from April 28, 2009.

20	Nuveen Investments

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	6.67%	15.70%	7.83%	5.69%
NQP at Common Share Price	3.00%	16.81%	7.99%	4.95%
S&P Municipal Bond Pennsylvania Index	4.02%	8.59%	5.55%	4.85%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper Pennsylvania Municipal Debt Funds Classification Average	6.30%	15.30%	7.72%	5.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.1%
Floating Rate Obligations	(6.1)%
VMTP Shares, at Liquidation Value	(8.1)%
VRDP Shares, at Liquidation Value	(36.5)%
Other Assets Less Liabilities	2.6%

Portfolio Composition
(% of total investments)
Health Care	19.9%
Tax Obligation/General	19.9%
Education and Civic Organizations	16.2%
Tax Obligation/Limited	8.3%
Transportation	7.2%
Water and Sewer	7.0%
U.S. Guaranteed	5.6%
Utilities	4.5%
Other	11.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.6%
AA	48.0%
A	26.6%
BBB	11.2%
BB or Lower	3.7%
N/R (not rated)	3.9%

Nuveen Investments	21

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception1
NPN at Common Share NAV	4.93%	10.96%	6.58%	7.46%
NPN at Common Share Price	7.07%	16.41%	4.65%	5.31%
S&P Municipal Bond Pennsylvania Index	4.02%	8.59%	5.55%	6.02%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	6.00%
Lipper Pennsylvania Municipal Debt Funds Classification Average	6.30%	15.30%	7.72%	6.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.4%
Other Assets Less Liabilities	1.6%

Portfolio Composition
(% of total investments)
Health Care	23.6%
Tax Obligation/Limited	15.8%
Education and Civic Organizations	14.4%
Tax Obligation/General	9.8%
Water and Sewer	9.8%
U.S. Guaranteed	5.9%
Housing/Multifamily	4.8%
Long-Term Care	4.7%
Other	11.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	5.8%
AA	38.4%
A	30.1%
BBB	23.9%
BB or Lower	1.0%
N/R (not rated)	0.8%

1 Since inception returns are from April 28, 2009.

22	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NQJ, NNJ, NXJ and NUJ; at this meeting the shareholders were asked to vote to approve an agreement and plan of reorganization, to approve the issuance of additional common shares, to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members. The meeting was subsequently adjourned for NQJ, NNJ and NUJ to August 15, 2014 and for NQJ and NUJ to September 15, 2014 and again for NUJ to October 20, 2014.

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NJV, NQP and NPN; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members. The meeting was subsequently adjourned for NJV and NPN to August 15, 2014.

	NQJ		NNJ		NXJ
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization
For	10,720,014	845	6,116,158	546	—	—	300
Against	681,285	—	376,704	—	—	—	—
Abstain	496,693	—	210,591	—	—	—	—
Broker Non-Votes	2,287,310	—	1,514,961	—	—	—	—
Total	14,185,302	845	8,218,414	546	—	—	300
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	3,293,012	3,293,312	—
Against	—	—	—	—	210,578	210,578	—
Abstain	—	—	—	—	86,451	86,451	—
Broker Non-Votes	—	—	—	—	908,139	908,139	—
Total	—	—	—	—	4,498,180	4,498,480	—
To approve a new investment management agreement
For	9,330,149	—	5,840,580	—	—	3,287,886	—
Against	497,237	—	323,004	—	—	199,837	—
Abstain	441,626	—	215,599	—	—	102,619	—
Broker Non-Votes	2,814,539	—	1,628,741	—	—	908,138	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—
To approve a new sub-advisory agreement
For	9,278,052	—	5,817,967	—	—	3,293,521	—
Against	530,730	—	329,137	—	—	196,945	—
Abstain	460,230	—	232,079	—	—	99,875	—
Broker Non-Votes	2,814,539	—	1,628,741	—	—	908,139	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—
Approval of the Board Members was reached as follows:
William Adams IV
For	12,326,288	—	7,689,876	—	—	4,349,552	—
Withhold	757,263	—	318,048	—	—	148,928	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—
Robert P. Bremner
For	12,310,168	—	7,676,566	—	—	—	—
Withhold	773,383	—	331,358	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NQJ		NNJ		NXJ
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	12,317,501	—	7,682,897	—	—	—	—
Withhold	766,050	—	325,027	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—
William C. Hunter
For	—	405	—	186	—	—	150
Withhold	—	440	—	360	—	—	150
Total	—	845	—	546	—	—	300
David J. Kundert
For	12,330,426	—	7,689,668	—	—	4,349,361	—
Withhold	753,125	—	318,256	—	—	149,119	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—
John K. Nelson
For	12,318,088	—	7,677,306	—	—	4,350,978	—
Withhold	765,463	—	330,618	—	—	147,502	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—
William J. Schneider
For	—	405	—	186	—	—	150
Withhold	—	440	—	360	—	—	150
Total	—	845	—	546	—	—	300
Thomas S. Schreier, Jr.
For	12,329,204	—	7,688,816	—	—	—	—
Withhold	754,347	—	319,108	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—
Judith M. Stockdale
For	12,307,410	—	7,685,974	—	—	—	—
Withhold	776,141	—	321,950	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—
Carole E. Stone
For	12,310,569	—	7,681,202	—	—	—	—
Withhold	772,982	—	326,722	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—
Virginia L. Stringer
For	12,319,412	—	7,700,661	—	—	—	—
Withhold	764,139	—	307,263	—	—	—	—
Total	13,083,551	—	8,007,924	—	—	—	—
Terence J. Toth
For	12,332,344	—	7,687,602	—	—	4,347,935	—
Withhold	751,207	—	320,322	—	—	150,545	—
Total	13,083,551	—	8,007,924	—	—	4,498,480	—

24	Nuveen Investments

	NUJ		NJV	NQP		NPN
	Common and Preferred shares voting together as a class	Preferred Shares	Common shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common Shares
To approve an Agreement and Plan of Reorganization
For	4,434,435	1,804,076	—	—	—	—
Against	299,121	115,306	—	—	—	—
Abstain	135,521	54,867	—	—	—	—
Broker Non-Votes	1,006,126	656,342	—	—	—	—
Total	5,875,203	2,630,591	—	—	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve a new investment management agreement
For	3,767,516	—	658,362	18,051,741	—	510,858
Against	198,043	—	99,779	834,988	—	30,258
Abstain	122,750	—	17,404	671,971	—	16,118
Broker Non-Votes	1,225,696	—	178,794	5,124,952	—	184,996
Total	5,314,005	—	954,339	24,683,652	—	742,230
To approve a new sub-advisory agreement
For	3,764,443	—	657,530	17,955,612	—	509,528
Against	198,824	—	100,873	780,159	—	31,588
Abstain	125,043	—	17,142	822,929	—	16,118
Broker Non-Votes	1,225,695	—	178,794	5,124,952	—	184,996
Total	5,314,005	—	954,339	24,683,652	—	742,230
Approval of the Board Members was reached as follows:
William Adams IV
For	5,124,037	—	916,957	23,484,318	—	746,817
Withhold	189,968	—	43,281	1,199,334	—	28,592
Total	5,314,005	—	960,238	24,683,652	—	775,409
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NUJ		NJV	NQP		NPN
	Common and Preferred shares voting together as a class	Preferred Shares	Common shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	2,156,324	—	—	980	—
Withhold	—	78,363	—	—	470	—
Total	—	2,234,687	—	—	1,450	—
David J. Kundert
For	5,114,759	—	913,602	23,422,606	—	734,517
Withhold	199,246	—	46,636	1,261,046	—	40,892
Total	5,314,005	—	960,238	24,683,652	—	775,409
John K. Nelson
For	5,124,037	—	922,528	23,486,999	—	745,817
Withhold	189,968	—	37,710	1,196,653	—	29,592
Total	5,314,005	—	960,238	24,683,652	—	775,409
William J. Schneider
For	—	2,158,324	—	—	980	—
Withhold	—	76,363	—	—	470	—
Total	—	2,234,687	—	—	1,450	—
Thomas S. Schreier, Jr.
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	5,116,580	—	919,174	23,464,888	—	747,903
Withhold	197,425	—	41,064	1,218,764	—	27,506
Total	5,314,005	—	960,238	24,683,652	—	775,409

26	Nuveen Investments

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 141.7% (99.3% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	Caa1	$580,736
690	5.125%, 1/01/37	1/15 at 100.00	Caa1	502,348
1,490	Total Consumer Discretionary			1,083,084
	Consumer Staples – 4.6% (3.2% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,035	4.500%, 6/01/23	6/17 at 100.00	BB	2,019,066
14,905	4.750%, 6/01/34	6/17 at 100.00	B2	11,157,435
2,150	5.000%, 6/01/41	6/17 at 100.00	B2	1,613,468
19,090	Total Consumer Staples			14,789,969
	Education and Civic Organizations – 14.3% (10.0% of Total Investments)
1,335	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	1,494,586
1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,013,790
1,140	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.163%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	1,725,322
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
1,525	5.000%, 7/01/38	7/23 at 100.00	AA	1,699,491
2,000	5.000%, 7/01/43	7/23 at 100.00	AA	2,218,560
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	1/15 at 100.00	BBB	501,885
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	Baa2	267,488
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,510	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	3,806,841
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	2,486,587
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	2,926,117
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	2,289,160
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,661,010
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.598%, 7/01/19 (IF)	No Opt. Call	AAA	2,853,940
1,900	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.802%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	2,868,487
750	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	824,243
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	467,905
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	307,310
1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	1,442,064

Nuveen Investments	27

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
$200	5.000%, 7/01/18	No Opt. Call	AA	$226,756
400	5.000%, 7/01/19	No Opt. Call	AA	460,620
1,810	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	1,977,896
600	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	635,424
450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	491,193
875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,000,431
3,370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	3,568,628
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
445	11.897%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	500,180
1,000	11.761%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,070,720
290	12.326%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	298,248
1,160	13.979%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	1,234,704
950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,433,056
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	201,448
1,045	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.083%, 5/01/21 (IF) (4)	No Opt. Call	AA–	1,586,749
39,285	Total Education and Civic Organizations			45,540,839
	Financials – 2.0% (1.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
5,000	5.750%, 10/01/21	No Opt. Call	Ba2	5,705,400
500	6.500%, 4/01/28	No Opt. Call	Ba2	620,520
5,500	Total Financials			6,325,920
	Health Care – 21.8% (15.3% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	201,976
295	5.000%, 2/15/28 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	333,064
1,385	5.000%, 2/15/29 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	1,557,820
80	5.000%, 2/15/33 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	88,772
145	5.000%, 2/15/34 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	160,296
200	5.000%, 2/15/35 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	220,270
3,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	3,559,451
2,620	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	2,908,750
1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.621%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	1,714,372
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,094,940
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,124,026

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$510	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	$586,347
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
1,655	5.250%, 7/01/31	7/23 at 100.00	BBB	1,846,235
795	5.500%, 7/01/43	7/23 at 100.00	BBB	892,085
3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,981,788
1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,327,339
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	407,216
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	717,462
615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	636,623
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
500	3.750%, 7/01/27	No Opt. Call	A3	505,775
2,575	5.000%, 7/01/31	7/22 at 100.00	A3	2,863,735
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,629,060
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A	3,440,220
1,760	5.000%, 7/01/26	7/22 at 100.00	A	2,005,256
660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	746,071
3,465	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	3,696,947
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
1,845	5.000%, 7/01/39	7/24 at 100.00	A	2,088,023
3,260	5.000%, 7/01/43	7/24 at 100.00	A	3,677,932
1,920	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	2,237,606
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,509,232
1,585	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,596,285
3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	3,592,256
1,880	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	1,977,234
2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,547,273
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	1,521,049
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	691,547
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,501,596
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,320,006
3,090	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	12/14 at 100.00	Aa1	3,097,478
63,800	Total Health Care			69,603,413

Nuveen Investments	29

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.0% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	$2,026,853
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,161,143
2,880	Total Housing/Multifamily			3,187,996
	Housing/Single Family – 3.5% (2.5% of Total Investments)
10,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa2	10,878,499
270	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	274,552
10,270	Total Housing/Single Family			11,153,051
	Long-Term Care – 2.7% (1.9% of Total Investments)
2,410	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	2,463,333
235	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	243,368
2,525	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aa3	2,532,575
2,695	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	2,886,534
330	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	363,172
8,195	Total Long-Term Care			8,488,982
	Tax Obligation/General – 6.0% (4.2% of Total Investments)
230	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	274,461
515	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	529,956
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	691,704
4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,627,875
930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,061,576
670	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	633,458
350	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	401,041
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
240	5.000%, 9/01/28	9/22 at 100.00	A+	269,623
610	5.000%, 9/01/29	9/22 at 100.00	A+	684,847
1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,659,056
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
460	3.000%, 9/01/17	No Opt. Call	AA	488,975
250	5.000%, 9/01/22	No Opt. Call	AA	301,805
1,875	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	2,135,325

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	$2,439,774
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,782,345
17,245	Total Tax Obligation/General			18,981,821
	Tax Obligation/Limited – 31.7% (22.2% of Total Investments)
1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,271,095
1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,417,048
1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,494,214
2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,085,634
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,834,220
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,696,291
470	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	440,602
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,050	5.000%, 6/15/19	No Opt. Call	BBB+	2,335,237
1,100	5.000%, 6/15/21	No Opt. Call	BBB+	1,274,768
4,550	5.000%, 6/15/25	6/22 at 100.00	BBB+	5,147,006
1,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,123,970
3,445	5.000%, 6/15/28	No Opt. Call	BBB+	3,828,118
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA	4,743,582
5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	1/15 at 100.00	AA–	5,021,150
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	214,055
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	356,554
3,895	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A2	4,291,784
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
725	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A–	788,749
1,370	5.000%, 9/01/37	9/17 at 100.00	A2	1,490,464
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA	2,000,807
850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	907,511
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	1,153,335
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	2,037,978
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A2	5,911,560
4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A2	5,097,306
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	4,606,224

Nuveen Investments	31

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
$10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	$4,576,600
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	6,581,153
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	6,277,559
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A2	2,754,600
4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A2	4,752,146
1,820	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,800,289
1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB	1,047,713
760	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	895,744
1,850	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.268%, 3/01/34 (IF) (4)	No Opt. Call	AA+	3,838,639
1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,840,856
121,430	Total Tax Obligation/Limited			100,934,561
	Transportation – 29.1% (20.4% of Total Investments)
2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	2,302,200
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
585	5.000%, 1/01/34	1/24 at 100.00	A1	675,347
2,740	4.125%, 1/01/39	1/24 at 100.00	A1	2,877,575
3,800	5.000%, 1/01/44	1/24 at 100.00	A1	4,286,400
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A	2,487,409
650	4.000%, 7/01/26	7/22 at 100.00	A	704,873
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,111,510
3,300	5.000%, 1/01/40	1/20 at 100.00	A	3,651,714
3,605	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	4,075,561
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Refunding Bonds, Port District Project, Series 2012:
540	5.000%, 1/01/25	No Opt. Call	BBB	619,375
1,350	5.000%, 1/01/26	No Opt. Call	BBB	1,538,987
500	5.000%, 1/01/27	No Opt. Call	BBB	566,900
2,790	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	3,116,737
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
650	5.125%, 9/15/23 (Alternative Minimum Tax)	3/15 at 100.00	B	699,257
1,125	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,196,280
500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	544,595
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
3,030	5.000%, 9/15/20	No Opt. Call	A	3,513,649
2,865	5.000%, 9/15/21	No Opt. Call	A	3,288,390
105	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	112,434

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	$1,578,998
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,503,440
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,743,831
1,500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	2,126,505
1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,407,546
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	7,259,349
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,105,210
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.784%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	1,402,160
3,615	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	4,110,544
4,600	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	4,701,614
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	6,645,950
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	12,165,296
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012:
2,000	5.000%, 11/01/20	No Opt. Call	A–	2,315,540
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,158,760
84,855	Total Transportation			92,593,936
	U.S. Guaranteed – 17.8% (12.4% of Total Investments) (5)
2,090	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (5)	2,119,135
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	2,016,100
4,050	5.000%, 1/01/26 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	4,082,603
1,500	5.000%, 1/01/27 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	1,512,075
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA (5)	1,040,500
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA (5)	1,477,510
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA (5)	1,112,171
2,525	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA (5)	2,576,359
5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	6,132,516
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,240	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	1,391,218
2,560	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	2,872,192
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	2,074,784
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,225	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,264,776
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	2,064,940
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,213,152

Nuveen Investments	33

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
$2,885	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	$3,007,237
4,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	4,643,758
1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	2,033,036
3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 (Pre-refunded 9/15/15) – FGIC Insured	9/15 at 100.00	AA– (5)	3,549,270
3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	4,007,945
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	59,005
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	182,379
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	59,005
870	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	885,799
1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3 (5)	1,664,634
	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	A+ (5)	1,696,523
1,865	4.750%, 9/01/18 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	A+ (5)	1,871,956
54,155	Total U.S. Guaranteed			56,610,578
	Utilities – 2.4% (1.7% of Total Investments)
2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	No Opt. Call	AA+	2,063,364
1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,034,850
3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	3,404,910
1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	1,171,606
7,135	Total Utilities			7,674,730
	Water and Sewer – 4.5% (3.2% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
270	5.000%, 10/01/23	No Opt. Call	A	316,286
6,495	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	6,596,062
2,905	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.355%, 9/01/21 (IF) (4)	No Opt. Call	AAA	3,794,133
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,650	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,884,828
1,725	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,894,171
13,045	Total Water and Sewer			14,485,480
$448,375	Total Municipal Bonds (cost $422,772,483)			451,454,360

34	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 1.0% (0.7% of Total Investments)
	Airlines – 1.0% (0.7% of Total Investments)
79,862	American Airlines Group Inc., (6)	$3,302,294
	Total Common Stocks (cost $901,887)	3,302,294
	Total Long-Term Investments (cost $423,674,370)	454,756,654
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.3)% (7)	(144,300,000)
	Other Assets Less Liabilities – 2.6%	8,257,852
	Net Assets Applicable to Common Shares – 100%	$318,714,506

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	35

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.3% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	Caa1	$348,442
415	5.125%, 1/01/37	1/15 at 100.00	Caa1	302,137
895	Total Consumer Discretionary			650,579
	Consumer Staples – 4.2% (2.9% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
530	4.500%, 6/01/23	6/17 at 100.00	BB	525,850
8,620	4.750%, 6/01/34	6/17 at 100.00	B2	6,452,671
1,370	5.000%, 6/01/41	6/17 at 100.00	B2	1,028,117
10,520	Total Consumer Staples			8,006,638
	Education and Civic Organizations – 15.9% (11.1% of Total Investments)
1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,140,514
730	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.163%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	1,104,811
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
695	5.000%, 7/01/38	7/23 at 100.00	AA	774,522
910	5.000%, 7/01/43	7/23 at 100.00	AA	1,009,445
300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	1/15 at 100.00	BBB	301,131
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,915	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	2,076,952
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	3,629,658
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,024,669
3,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	3,433,740
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,100,700
1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.598%, 7/01/19 (IF)	No Opt. Call	AAA	1,905,005
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.802%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	1,811,676
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	303,584
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	282,919
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	183,308
635	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	704,393
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	345,465
1,810	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	1,977,896

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	$391,845
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	294,716
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	400,173
1,925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,042,059
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	546,010
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
250	11.761%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	267,680
560	12.326%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	575,926
250	12.972%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	254,610
705	13.979%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	750,402
550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	829,664
630	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.083%, 5/01/21 (IF) (4)	No Opt. Call	AA–	956,605
26,340	Total Education and Civic Organizations			30,420,078
	Financials – 1.4% (1.0% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,500	5.750%, 10/01/21	No Opt. Call	Ba2	1,711,620
750	6.500%, 4/01/28	No Opt. Call	Ba2	930,780
2,250	Total Financials			2,642,400
	Health Care – 19.5% (13.6% of Total Investments)
785	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/28 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	886,289
2,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	2,296,420
1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	1,526,539
695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.621%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	1,014,033
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
1,150	6.000%, 7/01/26	7/21 at 100.00	BB+	1,274,844
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,094,940
300	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	344,910
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
755	5.250%, 7/01/31	7/23 at 100.00	BBB	842,240
370	5.500%, 7/01/43	7/23 at 100.00	BBB	415,184
1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,714,823
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	244,330
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	722,624

Nuveen Investments	37

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	$388,185
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,800	3.750%, 7/01/27	No Opt. Call	A3	1,820,790
300	5.000%, 7/01/31	7/22 at 100.00	A3	333,639
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	250,657
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,832,750
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	452,164
2,075	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	2,213,901
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
1,150	5.000%, 7/01/39	7/24 at 100.00	A	1,301,478
1,950	5.000%, 7/01/43	7/24 at 100.00	A	2,199,990
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,480,083
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,173,295
1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	2,034,854
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	1,219,995
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	1,661,265
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	500,345
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,275,963
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,177,303
2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	12/14 at 100.00	A1	2,703,212
34,195	Total Health Care			37,397,045
	Housing/Multifamily – 3.3% (2.3% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,218,327
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	608,218
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,125	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,188,708
1,065	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,109,858
1,065	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,104,778
5,905	Total Housing/Multifamily			6,229,889
	Housing/Single Family – 2.5% (1.8% of Total Investments)
4,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa2	4,326,480

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$465	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	$472,840
4,465	Total Housing/Single Family			4,799,320
	Long-Term Care – 1.8% (1.3% of Total Investments)
1,520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,553,638
145	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	150,163
1,505	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	1,611,960
200	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	220,104
3,370	Total Long-Term Care			3,535,865
	Tax Obligation/General – 6.2% (4.3% of Total Investments)
140	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	167,063
310	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	319,002
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	2,475,495
2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,690,625
555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	633,521
215	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	246,353
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
280	3.000%, 9/01/17	No Opt. Call	AA	297,637
150	5.000%, 9/01/22	No Opt. Call	AA	181,083
1,125	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	1,281,195
1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,628,356
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,906,577
10,485	Total Tax Obligation/General			11,826,907
	Tax Obligation/Limited – 33.6% (23.4% of Total Investments)
1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,279,490
1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,420,708
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,266,950
1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,304,990
1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,426,378
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	2,011,912
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,280,321

Nuveen Investments	39

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$640	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	$599,968
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A2	3,690,914
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,050	5.000%, 6/15/19	No Opt. Call	BBB+	1,196,097
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	282,803
1,200	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,348,764
2,700	5.000%, 6/15/28	No Opt. Call	BBB+	3,000,267
3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	1/15 at 100.00	AA–	3,213,536
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	125,300
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	211,865
3,600	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A2	4,112,388
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
430	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A–	467,810
805	5.000%, 9/01/37	9/17 at 100.00	A2	875,784
505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	539,168
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	429,148
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	766,923
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A2	5,911,558
1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A2	2,015,214
2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	2,851,472
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	2,745,960
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	5,143,198
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	1,640,120
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A2	4,407,358
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A2	927,248
1,130	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,117,762
780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB	621,457
1,320	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	1,555,765
1,125	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.268%, 3/01/34 (IF) (4)	No Opt. Call	AA+	2,334,308
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,115,670
78,125	Total Tax Obligation/Limited			64,238,574

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 28.7% (20.0% of Total Investments)
$3,000	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	$3,069,600
1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,789,008
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
355	5.000%, 1/01/34	1/24 at 100.00	A1	409,826
1,655	4.125%, 1/01/39	1/24 at 100.00	A1	1,738,098
2,315	5.000%, 1/01/44	1/24 at 100.00	A1	2,611,320
1,105	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A	1,286,154
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	553,290
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,989,733
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Refunding Bonds, Port District Project, Series 2012:
1,095	5.000%, 1/01/25	No Opt. Call	BBB	1,255,954
1,175	5.000%, 1/01/27	No Opt. Call	BBB	1,332,215
1,695	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,893,501
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
350	5.125%, 9/15/23 (Alternative Minimum Tax)	3/15 at 100.00	B	376,523
675	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	717,768
540	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	588,163
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,850	5.000%, 9/15/20	No Opt. Call	A	2,145,297
1,750	5.000%, 9/15/21	No Opt. Call	A	2,008,615
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	240,930
370	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	396,196
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,814,650
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,743,831
1,250	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,772,088
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	268,104
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	A2	2,794,495
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,148,200
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,105,210
585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.784%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	820,264
2,710	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	3,081,487
8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	8,049,598
790	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	915,420
50,220	Total Transportation			54,915,538

Nuveen Investments	41

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 18.9% (13.2% of Total Investments) (5)
$25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (5)	$25,367
690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (5)	699,619
2,250	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	2,268,113
2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	N/R (5)	2,117,206
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA (5)	1,209,103
2,755	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA (5)	2,811,037
1,190	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,384,946
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
725	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	813,414
1,505	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	1,688,535
595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	641,297
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	2,725,798
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	3,127,110
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,527,785
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,877,190
1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 (Pre-refunded 9/15/15) – FGIC Insured	9/15 at 100.00	AA– (5)	1,954,444
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (5)	2,114,260
1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	1,143,655
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	134,103
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	209,200
470	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	504,225
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	209,200
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	128,738
2,300	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	2,341,768
615	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	626,168
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,192,256
1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	A+ (5)	1,786,639
34,290	Total U.S. Guaranteed			36,261,176
	Utilities – 1.0% (0.7% of Total Investments)
1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	1,418,713
420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	455,624
1,670	Total Utilities			1,874,337

42	Nuveen Investments

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.0% (4.2% of Total Investments)
$4,330	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	$4,397,375
1,780	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.355%, 9/01/21 (IF) (4)	No Opt. Call	AAA	2,324,805
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,693,857
	North Hudson Sewerage Authority, New Jersey Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,000	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,142,320
1,100	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,207,877
750	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	805,133
10,610	Total Water and Sewer			11,571,367
$273,340	Total Long-Term Investments (cost $255,638,257)			274,369,713
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.3)% (6)			(88,600,000)
	Other Assets Less Liabilities – 3.0%			5,650,430
	Net Assets Applicable to Common Shares – 100%			$191,420,143

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.3%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	43

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 141.9% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	Caa1	$188,739
230	5.125%, 1/01/37	1/15 at 100.00	Caa1	167,449
490	Total Consumer Discretionary			356,188
	Consumer Staples – 4.9% (3.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
630	4.500%, 6/01/23	6/17 at 100.00	BB	625,067
5,075	4.750%, 6/01/34	6/17 at 100.00	B2	3,798,992
835	5.000%, 6/01/41	6/17 at 100.00	B2	626,626
6,540	Total Consumer Staples			5,050,685
	Education and Civic Organizations – 12.1% (8.5% of Total Investments)
375	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.163%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	567,540
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
255	5.000%, 7/01/38	7/23 at 100.00	AA	284,177
340	5.000%, 7/01/43	7/23 at 100.00	AA	377,155
250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	1/15 at 100.00	BBB	250,943
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,105	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	1,198,450
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	796,358
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,024,669
665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.598%, 7/01/19 (IF)	No Opt. Call	AAA	948,935
650	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.802%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	981,325
300	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	329,697
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	282,919
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	183,308
390	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	434,624
225	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	238,284
135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	147,358
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	400,173
1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,254,844

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
$560	11.897%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	$629,440
370	13.979%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	393,828
300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	452,544
250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	206,508
75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	75,543
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/14 at 100.00	BBB–	434,880
315	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.083%, 5/01/21 (IF) (4)	No Opt. Call	AA–	478,302
10,730	Total Education and Civic Organizations			12,371,804
	Financials – 1.7% (1.2% of Total Investments)
850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/14 at 100.00	N/R	850,281
750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	855,810
1,600	Total Financials			1,706,091
	Health Care – 15.6% (11.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
320	5.000%, 2/15/27 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	364,026
305	5.000%, 2/15/28 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	344,354
710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	788,249
370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.621%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	539,845
850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	942,276
180	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	206,946
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
420	5.250%, 7/01/31	7/23 at 100.00	BBB	468,531
225	5.500%, 7/01/43	7/23 at 100.00	BBB	252,477
865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	918,466
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,573,920
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	132,345
440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	454,221
180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	186,329

Nuveen Investments	45

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
$1,040	3.750%, 7/01/27	No Opt. Call	A3	$1,052,012
500	5.000%, 7/01/31	7/22 at 100.00	A3	556,065
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	271,298
1,225	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	1,307,002
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
500	5.000%, 7/01/39	7/24 at 100.00	A	565,860
500	5.000%, 7/01/43	7/24 at 100.00	A	564,100
125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	126,190
1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	1,767,708
445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	468,015
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	775,257
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	678,812
615	5.000%, 7/01/46	7/16 at 100.00	A2	626,876
14,605	Total Health Care			15,931,180
	Housing/Multifamily – 0.9% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	620,239
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	331,755
860	Total Housing/Multifamily			951,994
	Housing/Single Family – 5.3% (3.7% of Total Investments)
5,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa2	5,408,099
	Industrials – 0.7% (0.5% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	699,179
	Long-Term Care – 1.1% (0.8% of Total Investments)
620	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	633,721
75	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	77,671
290	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	310,610
105	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	115,555
1,090	Total Long-Term Care			1,137,557
	Tax Obligation/General – 6.0% (4.2% of Total Investments)
75	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	89,498

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$890	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	$1,012,526
1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,076,250
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,194,435
300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	342,444
115	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	131,770
300	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A+	333,516
250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	296,260
760	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	865,518
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	816,938
5,530	Total Tax Obligation/General			6,159,155
	Tax Obligation/Limited – 33.0% (23.2% of Total Investments)
600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	767,694
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	1,038,900
1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	BBB+	1,129,722
620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	762,631
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,604,379
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	652,495
715	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	832,539
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
600	5.000%, 6/15/19	No Opt. Call	BBB+	683,484
360	5.000%, 6/15/21	No Opt. Call	BBB+	417,197
400	5.000%, 6/15/25	6/22 at 100.00	BBB+	452,484
600	5.000%, 6/15/26	6/22 at 100.00	BBB+	674,382
800	5.000%, 6/15/28	No Opt. Call	BBB+	888,968
1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	1/15 at 100.00	AA–	1,205,076
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	67,871
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	118,851
1,105	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A2	1,217,566
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
230	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A–	250,224
430	5.000%, 9/01/37	9/17 at 100.00	A2	467,810
470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA	488,509

Nuveen Investments	47

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	$266,915
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	375,505
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	654,298
6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A2	2,955,780
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A2	1,541,046
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	1,425,736
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	1,372,980
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	1,500,100
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	2,460,180
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A2	1,101,840
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A2	927,248
915	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	905,091
255	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB	203,169
420	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	495,016
575	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.268%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,193,091
550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	613,619
40,735	Total Tax Obligation/Limited			33,712,396
	Transportation – 22.0% (15.5% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
180	5.000%, 1/01/34	1/24 at 100.00	A1	207,799
875	4.125%, 1/01/39	1/24 at 100.00	A1	918,934
1,000	5.000%, 1/01/44	1/24 at 100.00	A1	1,128,000
325	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A	349,525
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	553,290
965	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,090,961
1,260	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	1,428,588
630	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	703,779
575	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	626,284
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
620	5.000%, 9/15/20	No Opt. Call	A	718,964
700	5.000%, 9/15/21	No Opt. Call	A	803,446

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	$37,478
300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	374,466
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,125,860
1,660	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,913,764
375	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	531,626
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	268,104
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	AA–	1,552,605
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.784%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	434,670
450	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	511,686
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,022,090
5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	5,030,999
950	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	1,100,822
20,450	Total Transportation			22,433,740
	U.S. Guaranteed – 27.5% (19.4% of Total Investments) (5)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	1,008,050
1,000	5.000%, 1/01/26 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	1,008,050
250	5.000%, 1/01/27 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	252,013
225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (5)	233,372
1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,920,446
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
385	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	431,951
805	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	903,170
385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	414,957
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	722,729
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,032,470
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	536,884
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	31,089
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	124,357
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	6,357
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	964,192
1,400	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	1,459,318
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,016,518
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 (Pre-refunded 9/15/15) – FGIC Insured	9/15 at 100.00	AA– (5)	1,042,370

Nuveen Investments	49

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	$1,318,810
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	16,092
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	134,103
25	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	26,821
245	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	249,449
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	13,264,572
29,885	Total U.S. Guaranteed			28,118,140
	Utilities – 3.0% (2.1% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,863,265
530	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	553,580
250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	283,743
320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	347,142
2,610	Total Utilities			3,047,730
	Water and Sewer – 7.8% (5.5% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
670	5.000%, 10/01/23	No Opt. Call	A	784,858
2,730	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,772,479
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,690,937
925	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.355%, 9/01/21 (IF) (4)	No Opt. Call	AAA	1,208,115
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
670	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	765,354
640	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	702,765
7,315	Total Water and Sewer			7,924,508
$148,110	Total Long-Term Investments (cost $133,998,637)			145,008,446
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.0)% (6)			(45,000,000)
	Other Assets Less Liabilities – 2.1%			2,154,664
	Net Assets Applicable to Common Shares – 100%			$102,163,110

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

50	Nuveen Investments

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.1% (100.0% of Total Investments)
	Consumer Discretionary – 0.4% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	Caa1	$130,666
150	5.125%, 1/01/37	1/15 at 100.00	Caa1	109,206
330	Total Consumer Discretionary			239,872
	Consumer Staples – 5.1% (3.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
425	4.500%, 6/01/23	6/17 at 100.00	BB	421,672
3,625	4.750%, 6/01/34	6/17 at 100.00	B2	2,713,564
535	5.000%, 6/01/41	6/17 at 100.00	B2	401,491
4,585	Total Consumer Staples			3,536,727
	Education and Civic Organizations – 13.7% (9.4% of Total Investments)
425	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	475,805
210	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.163%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	317,822
200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	1/15 at 100.00	BBB	200,754
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
780	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	845,965
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	536,323
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,097,770
335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.598%, 7/01/19 (IF)	No Opt. Call	AAA	478,035
250	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.802%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	377,433
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	303,584
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	184,986
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	124,002
285	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	317,610
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	345,465
150	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	158,856
105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	114,612
175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	200,086
1,100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,164,834

Nuveen Investments	51

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
$395	11.897%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	$443,980
265	13.979%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	282,066
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	301,696
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	641,740
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	165,206
75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	75,543
180	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.083%, 5/01/21 (IF) (4)	No Opt. Call	AA–	273,316
8,260	Total Education and Civic Organizations			9,427,489
	Financials – 3.7% (2.6% of Total Investments)
600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/14 at 100.00	N/R	600,198
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,450	5.750%, 10/01/21	No Opt. Call	Ba2	1,654,566
250	6.500%, 4/01/28	No Opt. Call	Ba2	310,260
2,300	Total Financials			2,565,024
	Health Care – 27.9% (19.1% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
220	5.000%, 2/15/26 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	251,999
2,500	5.000%, 2/15/32 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	2,786,673
1,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	1,148,210
405	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	449,635
260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.621%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	379,350
500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	547,470
150	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	172,455
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
295	5.250%, 7/01/31	7/23 at 100.00	BBB	329,087
170	5.500%, 7/01/43	7/23 at 100.00	BBB	190,760
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	647,704
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,049,280
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	91,624
170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	175,977

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27	No Opt. Call	A3	$809,240
1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,162,137
150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	169,562
925	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	986,920
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
290	5.000%, 7/01/39	7/24 at 100.00	A	328,199
245	5.000%, 7/01/43	7/24 at 100.00	A	276,409
755	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	879,892
135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	135,961
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	1,324,360
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	553,755
325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	325,224
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,505,988
435	5.000%, 7/01/46	7/16 at 100.00	A2	443,400
1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	12/14 at 100.00	A1	1,122,088
17,670	Total Health Care			19,243,359
	Housing/Multifamily – 2.8% (1.9% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	420,877
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	221,170
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
625	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	643,738
310	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	323,057
310	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	321,579
1,825	Total Housing/Multifamily			1,930,421
	Housing/Single Family – 1.8% (1.3% of Total Investments)
1,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa2	1,081,620
175	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	177,951
1,175	Total Housing/Single Family			1,259,571
	Industrials – 1.0% (0.7% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	699,179

Nuveen Investments	53

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.9% (1.3% of Total Investments)
$705	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	$720,602
55	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	56,959
430	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	460,560
75	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	82,539
1,265	Total Long-Term Care			1,320,660
	Tax Obligation/General – 8.8% (6.0% of Total Investments)
55	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	65,632
1,335	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,518,789
700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	753,375
190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	216,881
330	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%,1/15/33	1/22 at 100.00	AA	312,002
80	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	91,666
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
225	5.000%, 9/01/28	9/22 at 100.00	A+	252,772
250	3.625%, 9/01/34	9/22 at 100.00	A+	247,998
500	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	569,420
420	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	428,476
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	816,938
635	West Deptford, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	694,988
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	117,070
5,560	Total Tax Obligation/General			6,086,007
	Tax Obligation/Limited – 37.7% (25.8% of Total Investments)
400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	511,796
750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	BBB+	770,265
435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	535,072
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	652,495
530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	617,127
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	734,595
265	5.125%, 1/01/42	1/22 at 100.00	A	286,317
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	550,315

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$700	5.000%, 6/15/19	No Opt. Call	BBB+	$797,398
250	5.000%, 6/15/21	No Opt. Call	BBB+	289,720
1,200	5.000%, 6/15/25	6/22 at 100.00	BBB+	1,357,452
680	5.000%, 6/15/26	6/22 at 100.00	BBB+	764,300
1,000	5.000%, 6/15/28	No Opt. Call	BBB+	1,111,210
415	5.000%, 6/15/29	No Opt. Call	BBB+	459,679
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	52,209
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	77,512
1,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A2	1,599,262
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
160	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A–	174,069
305	5.000%, 9/01/37	9/17 at 100.00	A2	331,819
200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	213,532
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	316,497
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	563,126
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A2	1,970,520
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A2	948,336
900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	987,048
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	915,320
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	1,714,400
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	2,050,148
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A2	1,506,778
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	1,005,563
695	3.500%, 5/01/35	5/22 at 100.00	Aa3	687,473
290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB	231,055
425	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.268%, 3/01/34 (IF) (4)	No Opt. Call	AA+	881,850
350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	390,485
31,930	Total Tax Obligation/Limited			26,054,743
	Transportation – 21.1% (14.4% of Total Investments)
300	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	306,960
800	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	894,504

Nuveen Investments	55

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
$165	5.000%, 1/01/34	1/24 at 100.00	A1	$190,483
620	4.125%, 1/01/39	1/24 at 100.00	A1	651,130
685	5.000%, 1/01/44	1/24 at 100.00	A1	772,680
300	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A	322,638
700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	774,606
705	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	797,024
660	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	748,308
440	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	491,528
635	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	691,636
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
500	5.000%, 9/15/20	No Opt. Call	A	579,810
435	5.000%, 9/15/21	No Opt. Call	A	499,284
30	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	32,124
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,872,330
1,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,383,444
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	708,835
360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	402,156
450	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	511,686
1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,124,299
50	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	50,310
650	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	753,194
12,785	Total Transportation			14,558,969
	U.S. Guaranteed – 11.1% (7.6% of Total Investments) (5)
500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA– (5)	504,025
150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (5)	155,582
1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,404,023
95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	102,976
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
275	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	308,536
565	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	633,902
175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	188,617
25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	28,289

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
$655	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	$682,752
985	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A2 (5)	1,026,734
765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 (Pre-refunded 9/15/15) – FGIC Insured	9/15 at 100.00	AA– (5)	797,413
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	685,163
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	16,092
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	198,472
890	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	906,162
10	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	10,182
7,260	Total U.S. Guaranteed			7,648,920
	Utilities – 2.2% (1.5% of Total Investments)
695	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	725,921
500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	567,485
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	238,660
1,415	Total Utilities			1,532,066
	Water and Sewer – 6.9% (4.7% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
520	5.000%, 10/01/23	No Opt. Call	A	609,144
2,115	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,147,907
660	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.355%, 9/01/21 (IF) (4)	No Opt. Call	AAA	862,006
	North Hudson Sewerage Authority, New Jersey Gross Revenue Senior Lien Lease Certificates, Series 2012A:
500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	571,160
535	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	587,467
4,330	Total Water and Sewer			4,777,684
$101,360	Total Long-Term Investments (cost $94,572,888)			100,880,691
	MuniFund Term Preferred Shares, at liquidation value – (50.8)% (6)			(35,050,000)
	Other Assets Less Liabilities – 4.7%			3,218,668
	Net Assets Applicable to Common Shares – 100%			$69,049,359

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	57

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 102.5% (97.3% of Total Investments)
	Consumer Staples – 3.0% (2.8% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$112,286
870	5.000%, 6/01/41	6/17 at 100.00	B2	652,892
1,020	Total Consumer Staples			765,178
	Education and Civic Organizations – 11.1% (10.6% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	123,149
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.163%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	68,105
900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,031,364
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	54,408
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	32,348
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	83,582
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,127,120
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,746
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	109,202
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.897%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	112,400
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.083%, 5/01/21 (IF) (4)	No Opt. Call	AA–	91,105
2,500	Total Education and Civic Organizations			2,865,529
	Health Care – 22.6% (21.4% of Total Investments)
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/25 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	121,186
100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	114,821
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	113,723
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22	7/18 at 100.00	A+	5,592
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	2,229,520
100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	111,555
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,032,318

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	A	$23,475
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	106,694
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A	124,489
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	116,542
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	79,575
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	815,055
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	100,069
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	719,643
5,370	Total Health Care			5,814,257
	Housing/Multifamily – 4.6% (4.4% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	110,757
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	55,293
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	1,027,830
1,150	Total Housing/Multifamily			1,193,880
	Housing/Single Family – 1.5% (1.4% of Total Investments)
365	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa2	375,749
	Long-Term Care – 1.4% (1.3% of Total Investments)
160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	163,541
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,534
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	149,950
20	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	22,010
335	Total Long-Term Care			351,035
	Tax Obligation/General – 11.5% (10.9% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	A	104,222
100	Evesham Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	Aa2	101,594
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA	10,971
255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA	255,000

Nuveen Investments	59

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	$50,185
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	156,891
	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007:
50	5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	52,275
150	5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	161,970
200	Monroe Township Board of Education of Gloucester County, New Jersey, General Obligation Bond, Refunding Series 2014, 3.000%, 3/01/17	No Opt. Call	AA–	211,228
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	22,917
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	592,520
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	32,245
50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	50,596
75	Peapack-Gladstone, New Jersey, General Obligation Bonds, General Improvements Series 2009, 3.000%, 12/01/14	No Opt. Call	Aa2	75,174
350	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding School Series 2014, 3.000%, 8/01/15	No Opt. Call	AA+	357,385
25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	26,575
100	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	113,884
25	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2007, 4.000%, 2/15/15 – AGM Insured	No Opt. Call	Aa3	25,274
80	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	81,614
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	165,596
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	188,071
100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	100,333
25	Washington Borough, Warren County, New Jersey, General Obligation Bonds, Series 2008, 4.500%, 3/01/17 – AGM Insured	No Opt. Call	A2	27,085
2,765	Total Tax Obligation/General			2,963,605
	Tax Obligation/Limited – 30.5% (29.0% of Total Investments)
250	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Refunding Series 2014, 3.000%, 8/15/16	No Opt. Call	AA	261,448
200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	260,998
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	698,714
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	282,803
400	5.000%, 6/15/28	No Opt. Call	BBB+	444,484
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	747,362
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A2	2,297,420

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,380	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A2	$1,590,543
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	99,918
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,066,490
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	115,856
12,215	Total Tax Obligation/Limited			7,866,036
	Transportation – 10.7% (10.1% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	255,800
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	157,532
200	5.000%, 1/01/44	1/24 at 100.00	A1	225,600
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	340,140
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	212,251
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	87,135
200	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/15	No Opt. Call	A	208,080
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
30	6.500%, 1/01/16	No Opt. Call	A3	32,124
10	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	10,708
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	855,285
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	358,180
2,490	Total Transportation			2,742,835
	U.S. Guaranteed – 4.2% (4.0% of Total Investments) (5)
500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (5)	506,970
140	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	151,754
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
30	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	32,185
85	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	91,190
240	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	244,358
65	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	66,180
1,060	Total U.S. Guaranteed			1,092,637
	Utilities – 1.4% (1.4% of Total Investments)
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	370,185
$29,570	Total Municipal Bonds (cost $23,626,617)			26,400,926

Nuveen Investments	61

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 2.8% (2.7% of Total Investments)
	Airlines – 2.8% (2.7% of Total Investments)
17,808	American Airlines Group Inc., (6)	$736,361
	Total Common Stocks (cost $302,361)	736,361
	Total Long-Term Investments (cost $23,928,978)	27,137,287
	Floating Rate Obligations – (5.8)%	(1,500,000)
	Other Assets Less Liabilities – 0.5%	127,457
	Net Assets – 100%	$25,764,744

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

62	Nuveen Investments

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.1% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,486,120
	Education and Civic Organizations – 24.0% (16.2% of Total Investments)
1,500	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,739,025
1,695	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	2,002,388
5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,905,628
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,121,000
2,865	3.500%, 3/01/34	3/23 at 100.00	A2	2,647,833
2,610	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,633,229
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,511,107
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,092,583
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	756,210
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
1,855	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	1,906,050
500	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	512,680
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	804,397
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	784,918
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	764,046
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	741,487
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	715,415
3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,062,509
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,736,408
3,090	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB	3,106,964
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,337,593
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,034,420
835	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	859,841

Nuveen Investments	63

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	$1,561,368
	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College Revenue Bonds, Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	2,957,341
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,391,730
2,675	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	3,191,115
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	11,876,170
1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,277,025
2,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	2,582,448
3,225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	3,366,545
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	6,792,364
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,654,635
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,078,760
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	319,178
8,370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	8,909,949
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,214,380
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	2,151,260
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	827,427
4,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	4,106,360
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,048,581
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,660,813
1,540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	1,720,319
1,585	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	1,657,831
1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,015,080
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	AA	6,719,635
3,005	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	3,415,152
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	11,106,150
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	609,410
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	4,639,860

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BB+	$506,295
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,643,600
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	1,182,137
133,870	Total Education and Civic Organizations			142,958,649
	Health Care – 29.5% (19.9% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
2,300	5.000%, 4/01/25	4/15 at 100.00	Ba3	2,301,840
4,160	5.125%, 4/01/35	4/15 at 100.00	Ba3	4,157,213
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	A+	4,459,040
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,111,963
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,205,280
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA–	3,430,944
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,532,480
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	4,967,806
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,727,433
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,664,214
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,630,620
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,195,240
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	897,048
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,571,470
500	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	508,905
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,140,727
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Baa3	1,564,143
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.597%, 1/01/36 (IF)	1/22 at 100.00	AA–	4,386,080
3,775	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	4,100,103
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	11/14 at 100.00	B+	250,153
9,040	5.900%, 11/15/28	11/14 at 100.00	B+	9,045,966
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA	8,214,048

Nuveen Investments	65

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,760	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	$3,794,479
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA	10,759,845
2,180	5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	2,384,615
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	4,717,254
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
6,000	5.500%, 7/01/28	7/19 at 100.00	A–	6,590,820
2,700	5.750%, 7/01/39	7/19 at 100.00	A–	2,955,663
1,660	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	1,731,446
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A	383,316
3,000	5.000%, 1/01/41	1/22 at 100.00	A	3,229,710
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	4,125,902
1,115	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,258,556
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	1,010,812
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,358,784
2,000	5.500%, 8/15/35	8/18 at 100.00	A3	2,194,640
4,205	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	4,929,437
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,459,280
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,455,849
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.587%, 7/01/19 (IF)	No Opt. Call	AA	3,217,140
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	4,914,678
640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	Aa2	706,675
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
500	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	506,270
1,000	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	1,010,580
700	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	706,286
1,415	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	1,426,065
2,805	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/44 (WI/DD, Settling 11/10/14)	6/24 at 100.00	Aa3	3,100,451
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	BBB+	3,739,192
2,500	7.000%, 8/01/41	8/21 at 100.00	BBB+	2,978,725
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	3,842,366

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
$325	6.250%, 1/01/31	1/21 at 100.00	A	$377,494
4,555	6.500%, 1/01/36	1/21 at 100.00	A	5,282,115
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,500	5.625%, 1/01/32	1/22 at 100.00	A	1,707,555
1,970	5.750%, 1/01/41	1/22 at 100.00	A	2,224,721
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	615,906
160,100	Total Health Care			175,759,343
	Housing/Multifamily – 3.7% (2.5% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	167,952
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	1,293,848
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	1,420,458
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,108,570
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	816,360
370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	382,099
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB	2,081,133
8,025	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	8,096,102
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	5,085,100
1,760	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,788,318
21,635	Total Housing/Multifamily			22,239,940
	Housing/Single Family – 3.8% (2.6% of Total Investments)
1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,515,484
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,380,596
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
5,195	3.300%, 10/01/32	No Opt. Call	AA+	5,149,752
2,265	3.650%, 10/01/37	No Opt. Call	AA+	2,290,527
2,835	3.700%, 10/01/42	No Opt. Call	AA+	2,840,954
2,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	2,501,375
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
4,150	12.648%, 4/01/27 (IF) (4)	4/21 at 100.00	AA+	5,086,987
600	10.753%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	651,048
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.685%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	1,228,742
21,360	Total Housing/Single Family			22,645,465

Nuveen Investments	67

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.1% (0.7% of Total Investments)
$750	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	$788,565
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,850,088
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	604,955
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,157,780
5,790	Total Industrials			6,401,388
	Long-Term Care – 6.1% (4.1% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
470	5.750%, 1/01/27	1/17 at 100.00	N/R	480,796
760	5.750%, 1/01/37	1/17 at 100.00	N/R	770,184
5,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	5,554,600
6,755	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	6,899,152
2,030	Delaware County Authority, Revenue Bonds, Pennsylvania, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	1/17 at 100.00	BBB	2,153,972
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,635,560
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,640,715
1,050	5.000%, 11/01/36	11/16 at 100.00	A	1,089,953
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	543,510
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	389,647
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,090,730
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,840,374
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,501,650
1,570	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	1,572,025
2,115	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,304,419
930	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/14 at 100.00	N/R	930,707
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
1,420	5.250%, 7/01/23 – AMBAC Insured	1/15 at 100.00	BBB	1,424,785
1,500	5.250%, 7/01/26 – AMBAC Insured	1/15 at 100.00	BBB	1,504,425
2,875	5.250%, 7/01/31 – AMBAC Insured	1/15 at 100.00	BBB	2,882,878
34,655	Total Long-Term Care			36,210,082
	Materials – 1.8% (1.2% of Total Investments)
2,940	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	3,041,577
7,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	7,754,418
10,690	Total Materials			10,795,995

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 29.4% (19.9% of Total Investments)
$3,930	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	$4,631,584
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,229,637
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,318,340
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,020,428
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,474,011
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%,12/01/37	12/22 at 100.00	AA–	5,670,435
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	6,935,438
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A1	3,392,190
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,398,430
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,213,847
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,241,075
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	336,555
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,540,296
915	4.000%, 7/01/26	7/20 at 100.00	AA	980,075
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	11,172,200
7,450	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,997,968
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	6,986,345
1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,168,766
1,875	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	AA–	1,956,225
2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,071,840
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	290,417
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	A3	1,344,697
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,096,100
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,262,162
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,128,673
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA	5,331,400
9,665	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 13.135%, 3/01/15 (IF)	No Opt. Call	AA–	12,157,217
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,534,631
1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	A+	1,602,770
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	3,975,432

Nuveen Investments	69

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,575	Pine-Richland School District, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 3.375%, 11/01/33	11/24 at 100.00	AA–	$1,589,679
9,700	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA	9,937,744
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	871,047
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA	3,130,620
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A+	3,035,558
6,790	5.000%, 9/01/26	9/22 at 100.00	A+	7,891,745
2,925	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	3,179,417
2,705	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,597,368
1,635	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,703,784
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	6,318,655
595	Richland School District, Cambria County, Pennsylvania, General Obligation Bonds, Series 2014A, 3.650%, 11/15/34 – BAM Insured	11/24 at 100.00	AA	602,622
1,245	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	1,304,499
1,255	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	1,265,316
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA	25,572,750
3,600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,742,848
165,300	Total Tax Obligation/General			175,202,836
	Tax Obligation/Limited – 12.4% (8.3% of Total Investments)
2,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	2,041,360
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,591,569
300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	A+	306,717
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	1,699,635
1,950	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	1,955,577
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,831,005
655	5.125%, 1/01/42	1/22 at 100.00	A	707,688
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA	1,165,815
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA	1,783,045
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA	1,728,238
1,760	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,833,146
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,000	5.000%, 7/01/15	No Opt. Call	Aaa	2,065,360
9,100	5.000%, 7/01/16	No Opt. Call	Aaa	9,811,256

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
$1,755	0.000%, 12/01/34	12/20 at 100.00	AA–	$1,847,734
3,900	5.000%, 12/01/38	12/19 at 100.00	AA–	4,220,151
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,536,923
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	7,943,040
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37	No Opt. Call	AA–	2,024,335
4,000	0.000%, 12/01/44	No Opt. Call	AA–	3,030,640
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	4,382,600
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	5,711,710
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,537,082
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,341,545
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
4,225	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Caa1	4,044,297
565	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	571,074
435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	447,950
470	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	479,640
72,985	Total Tax Obligation/Limited			73,639,132
	Transportation – 10.7% (7.2% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,629,582
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB	1,468,082
2,425	5.000%, 1/01/23	No Opt. Call	BBB	2,811,957
2,310	5.000%, 1/01/24	No Opt. Call	BBB	2,664,031
205	5.000%, 1/01/25	No Opt. Call	BBB	235,133
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	11/14 at 100.00	A3	2,037,239
3,980	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,421,342
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	12,971,321
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+	4,083,962
6,700	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	7,151,982
2,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,607,388
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,343,000

Nuveen Investments	71

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$9,100	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	$9,154,236
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A+	2,089,264
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,082,000
2,080	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	3/15 at 100.00	AA–	1,988,085
2,250	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	1,935,225
59,870	Total Transportation			63,673,829
	U.S. Guaranteed – 8.3% (5.6% of Total Investments) (5)
565	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16 (ETM)	No Opt. Call	N/R (5)	582,289
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
3,910	5.000%, 8/01/23 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (5)	4,227,140
1,920	5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (5)	2,075,731
170	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	178,422
5,060	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA– (5)	5,512,111
1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA– (5)	1,583,940
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
1,550	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,700,846
1,650	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,815,000
545	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 NPFG Insured (ETM)	No Opt. Call	AA– (5)	644,190
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (5)	8,545,481
2,995	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (5)	3,464,706
4,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	4,284,502
1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	2,360,730
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 (Pre-refunded 4/01/16) – FGIC Insured	4/16 at 100.00	Aa3 (5)	1,141,669
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa1 (5)	1,972,054
1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A1 (5)	1,582,605
2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (5)	2,008,100

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,260	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	$2,399,894
2,040	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	2,046,712
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 (Pre-refunded 9/01/15) – AGM Insured	9/15 at 100.00	AA (5)	1,456,546
45,078	Total U.S. Guaranteed			49,582,668
	Utilities – 6.6% (4.5% of Total Investments)
7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	7,633,875
3,580	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	AA–	3,593,711
4,000	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	4,483,120
4,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	5,086,303
1,685	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	3/15 at 100.00	AA	1,691,251
3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	1/15 at 100.00	AA	3,011,250
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	A–	14,111,910
37,150	Total Utilities			39,611,420
	Water and Sewer – 10.3% (7.0% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A:
4,000	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	4,199,640
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,223,901
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	AA–	566,386
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.415%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	2,358,589
825	13.402%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	1,139,548
5,200	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	1/15 at 100.00	AA	5,212,532
	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	2,932,298
4,420	0.000%, 12/01/35	No Opt. Call	A	1,690,827
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	13,914,375
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,216,589
4,575	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA	4,688,323

Nuveen Investments	73

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	$7,264,544
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	2,779,700
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,714,800
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 (WI/DD, Settling 11/24/14) – BAM Insured	11/19 at 100.00	AA	2,804,188
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.212%, 8/15/37 (IF) (4)	8/23 at 100.00	A+	2,726,472
63,075	Total Water and Sewer			61,432,712
$833,558	Total Long-Term Investments (cost $817,271,078)			882,639,579
	Floating Rate Obligations – (6.1)%			(36,380,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation value – (8.1)% (6)			(48,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation value – (36.5)% (7)			(217,500,000)
	Other Assets Less Liabilities – 2.6%			15,367,099
	Net Assets Applicable to Common Shares – 100%			$596,126,678

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 5.4%.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

74	Nuveen Investments

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.4% (100.0% of Total Investments)
	Consumer Staples – 3.8% (3.8% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$751,608
	Education and Civic Organizations – 14.2% (14.4% of Total Investments)
400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	479,264
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	32,135
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	749,156
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	537,005
450	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB	454,608
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	37,302
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	128,237
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	21,774
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,631
60	5.000%, 11/01/42	11/22 at 100.00	A3	65,035
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	83,782
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	103,108
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	107,467
2,600	Total Education and Civic Organizations			2,834,504
	Health Care – 23.2% (23.6% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	743,945
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	37,720
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	663,486
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	108,308
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	109,469
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	586,140

Nuveen Investments	75

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	$105,692
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,210,774
715	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	834,884
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	A	116,152
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	A	112,930
4,200	Total Health Care			4,629,500
	Housing/Multifamily – 4.8% (4.8% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,746
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	31,430
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	54,633
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mitchell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	847,983
895	Total Housing/Multifamily			949,792
	Housing/Single Family – 1.0% (1.0% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	54,521
25	3.650%, 10/01/37	No Opt. Call	AA+	25,282
35	3.700%, 10/01/42	No Opt. Call	AA+	35,074
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 10.753%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	27,127
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.685%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	58,512
190	Total Housing/Single Family			200,516
	Long-Term Care – 4.6% (4.7% of Total Investments)
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	60,793
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1. $16,990,000 Gainesville and Hall County Development Authority (Georgia), 6.250%, 11/15/29	11/19 at 100.00	A–	867,367
805	Total Long-Term Care			928,160
	Tax Obligation/General – 9.6% (9.8% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	255,583
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	801,493
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	129,749
145	Pine-Richland School District, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 3.375%, 11/01/33	11/24 at 100.00	AA–	146,351

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	$17,538
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A+	453,281
70	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	67,215
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	26,195
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	25,206
1,705	Total Tax Obligation/General			1,922,611
	Tax Obligation/Limited – 15.5% (15.8% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,976
240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	263,138
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	609,989
105	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	109,364
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA–	610,647
100	5.000%, 12/01/38	12/19 at 100.00	AA–	108,209
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA–	76,390
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	871,627
865	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	66,484
350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15	No Opt. Call	A+	355,611
3,665	Total Tax Obligation/Limited			3,098,435
	Transportation – 2.4% (2.4% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	265,579
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	155,525
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	53,212
430	Total Transportation			474,316
	U.S. Guaranteed – 5.8% (5.9% of Total Investments) (5)
5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (5)	5,244
1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 (Pre-refunded 11/15/16) – SYNCORA GTY Insured	11/16 at 100.00	N/R (5)	1,157,183
1,080	Total U.S. Guaranteed			1,162,427
	Utilities – 3.9% (4.0% of Total Investments)
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	773,033

Nuveen Investments	77

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.6% (9.8% of Total Investments)
$175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.402%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	$241,722
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	222,630
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	838,830
500	5.250%, 1/01/36	1/19 at 100.00	A1	559,010
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 (WI/DD, Settling 11/24/14) – BAM Insured	11/19 at 100.00	AA	59,243
1,685	Total Water and Sewer			1,921,435
$18,655	Total Long-Term Investments (cost $17,183,764)			19,646,337
	Other Assets Less Liabilities – 1.6%			315,395
	Net Assets Applicable to Common Shares – 100%			$19,961,732

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

78	Nuveen Investments

Statement of Assets and Liabilities	October 31, 2014 (Unaudited)

	New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend
	Quality		Income		Advantage		Advantage 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)
Assets
Long-term investments, at value (cost $423,674,370, $255,638,257, $133,998,637 and $94,572,888, respectively)	$454,756,654		$274,369,713		$145,008,446		$100,880,691
Cash	3,061,590		1,855,857		64,515		5,133,083
Receivable for:
Dividends	7,986		—		—		—
Interest	6,828,460		4,042,369		1,961,129		1,427,027
Investments sold	1,883,725		1,123,080		564,605		223,268
Deferred offering costs	722,474		498,517		296,653		140,375
Other assets	171,358		106,743		505,939		159
Total assets	467,432,247		281,996,279		148,401,287		107,804,603
Liabilities
Cash overdraft	—		—		—		—
Floating rate obligations	—		—		—		—
Payable for:
Common share dividends	1,150,305		721,937		389,102		259,313
Interest	—		—		—		60,361
Investments purchased	2,596,655		897,907		717,662		3,040,506
Offering costs	34,181		44,193		—		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—		35,050,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	144,300,000		88,600,000		45,000,000		—
Accrued expenses:
Management fees	243,392		148,853		79,752		56,159
Directors/Trustees fees	58,224		36,749		1,296		926
Other	334,984		126,497		50,365		287,979
Total liabilities	148,717,741		90,576,136		46,238,177		38,755,244
Net assets applicable to common shares	$318,714,506		$191,420,143		$102,163,110		$69,049,359
Common shares outstanding	20,468,835		12,078,127		6,480,388		4,452,314
Net asset value (“NAV”) per common share outstanding	$15.57		$15.85		$15.76		$15.51
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$204,688		$120,781		$64,804		$44,523
Paid-in surplus	288,658,993		172,231,685		91,286,354		62,678,673
Undistributed (Over-distribution of) net investment income	2,955,105		1,994,669		472,962		93,071
Accumulated net realized gain (loss)	(4,186,564)		(1,658,448)		(670,819)		(74,711)
Net unrealized appreciation (depreciation)	31,082,284		18,731,456		11,009,809		6,307,803
Net assets applicable to common shares	$318,714,506		$191,420,143		$102,163,110		$69,049,359
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Assets and Liabilities (Unaudited) (continued)

	New Jersey		Pennsylvania		Pennsylvania
	Municipal		Investment		Municipal
	Value		Quality		Value
	(NJV	)	(NQP	)	(NPN	)
Assets
Long-term investments, at value (cost $23,928,978, $817,271,078 and $17,183,764, respectively)	$27,137,287		$882,639,579		$19,646,337
Cash	—		142,716		181,273
Receivable for:
Dividends	1,781		—		—
Interest	357,701		13,222,328		276,486
Investments sold	—		10,325,000		5,000
Deferred offering costs	—		1,272,740		—
Other assets	830		274,097		701
Total assets	27,497,599		907,876,460		20,109,797
Liabilities
Cash overdraft	3,843		—		—
Floating rate obligations	1,500,000		36,380,000		—
Payable for:
Common share dividends	74,990		2,343,144		61,888
Interest	—		37,691		—
Investments purchased	122,851		5,900,459		59,243
Offering costs	—		216,226		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		48,000,000		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		217,500,000		—
Accrued expenses:
Management fees	13,378		446,243		9,846
Directors/Trustees fees	227		91,895		174
Other	17,566		834,124		16,914
Total liabilities	1,732,855		311,749,782		148,065
Net assets applicable to common shares	$25,764,744		$596,126,678		$19,961,732
Common shares outstanding	1,550,036		37,875,841		1,219,352
Net asset value (“NAV”) per common share outstanding	$16.62		$15.74		$16.37
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$15,500		$378,758		$12,194
Paid-in surplus	22,144,384		537,984,314		17,438,188
Undistributed (Over-distribution of) net investment income	107,848		520,613		123,376
Accumulated net realized gain (loss)	288,703		(8,125,508)		(74,599)
Net unrealized appreciation (depreciation)	3,208,309		65,368,501		2,462,573
Net assets applicable to common shares	$25,764,744		$596,126,678		$19,961,732
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	N/A		Unlimited		N/A
N/A – Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of Operations	Six Months Ended October 31, 2014 (Unaudited)

	New Jersey	New Jersey	New Jersey		New Jersey
	Investment	Premium	Dividend		Dividend
	Quality	Income	Advantage		Advantage 2
	(NQJ )	(NNJ )	(NXJ	)	(NUJ	)
Investment Income	$10,468,819	$6,484,647	$3,254,353		$2,227,583
Expenses
Management fees	1,430,984	874,923	469,973		330,940
Shareholder servicing agent fees and expenses	12,950	8,036	703		8,410
Interest expense and amortization of offering costs	110,142	68,600	38,824		423,028
Liquidity fees	676,060	415,099	210,830		—
Remarketing fees	73,753	45,284	23,000		—
Custodian fees and expenses	37,566	25,517	16,973		13,874
Directors/Trustees fees and expenses	7,833	6,609	2,655		1,960
Professional fees	31,306	20,917	27,616		1,658
Shareholder reporting expenses	25,518	17,415	8,338		12,181
Stock exchange listing fees	5,924	5,924	342		10,381
Investor relations expenses	25,955	15,997	8,740		6,466
Reorganization expenses	217,252	40,735	298,722		264,776
Shelf offering expenses	171,000	145,126	—		—
Other expenses	23,769	20,247	24,350		10,073
Total expenses before expense reimbursement	2,850,012	1,710,429	1,131,066		1,083,747
Expense reimbursement	(85,500)	(72,563)	—		—
Net expenses	2,764,512	1,637,866	1,131,066		1,083,747
Net investment income (loss)	7,704,307	4,846,781	2,123,287		1,143,836
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(602,546)	(778,481)	247,635		167,548
Change in net unrealized appreciation (depreciation) of investments	11,070,980	6,473,768	3,047,539		2,584,438
Net realized and unrealized gain (loss)	10,468,434	5,695,287	3,295,174		2,751,986
Net increase (decrease) in net assets applicable to common shares from operations	$18,172,741	$10,542,068	$5,418,461		$3,895,822

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Operations (Unaudited) (continued)

	New Jersey		Pennsylvania		Pennsylvania
	Municipal		Investment		Municipal
	Value		Quality		Value
	(NJV	)	(NQP	)	(NPN	)
Investment Income	$604,679		$20,355,162		$489,068
Expenses
Management fees	79,013		2,614,870		57,579
Shareholder servicing agent fees and expenses	148		56,649		94
Interest expense and amortization of offering costs	5,044		864,396		—
Liquidity fees	—		1,019,010		—
Remarketing fees	—		111,167		—
Custodian fees and expenses	5,920		65,854		4,708
Directors/Trustees fees and expenses	674		14,404		575
Professional fees	10,792		99,354		10,685
Shareholder reporting expenses	6,231		54,925		5,992
Stock exchange listing fees	81		24,387		63
Investor relations expenses	1,809		45,225		1,514
Reorganization expenses	—		—		—
Shelf offering expenses	—		—		—
Other expenses	4,538		44,041		4,238
Total expenses before reimbursement	114,250		5,014,282		85,448
Expense reimbursement	—		—		—
Net expenses	114,250		5,014,282		85,448
Net investment income (loss)	490,429		15,340,880		403,620
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	379,190		(3,457,462)		4,862
Change in net unrealized appreciation (depreciation) of investments	317,856		26,035,241		540,190
Net realized and unrealized gain (loss)	697,046		22,577,779		545,052
Net increase (decrease) in net assets applicable to common shares from operations	$1,187,475		$37,918,659		$948,672

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14
Operations
Net investment income (loss)	$7,704,307	$16,550,637	$4,846,781	$10,121,820
Net realized gain (loss) from investments	(602,546)	(2,291,752)	(778,481)	(346,040)
Change in net unrealized appreciation (depreciation) of investments	11,070,980	(13,438,687)	6,473,768	(10,448,450)
Net increase (decrease) in net assets applicable to common shares from operations	18,172,741	820,198	10,542,068	(672,670)
Distributions to Common Shareholders
From net investment income	(8,112,036)	(16,478,330)	(5,074,871)	(10,295,947)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,112,036)	(16,478,330)	(5,074,871)	(10,295,947)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Cost of shares repurchased and retired	(287,796)	—	(67,613)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(287,796)	—	(67,613)	—
Net increase (decrease) in net assets applicable to common shares	9,772,909	(15,658,132)	5,399,584	(10,968,617)
Net assets applicable to common shares at the beginning of period	308,941,597	324,599,729	186,020,559	196,989,176
Net assets applicable to common shares at the end of period	$318,714,506	$308,941,597	$191,420,143	$186,020,559
Undistributed (Over-distribution of) net investment income at the end of period	$2,955,105	$3,362,834	$1,994,669	$2,222,759

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Changes in Net Assets (Unaudited) (continued)

	New Jersey		New Jersey		New Jersey
	Dividend Advantage (NXJ)		Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14	10/31/14	4/30/14
Operations
Net investment income (loss)	$2,123,287	$4,658,194	$1,143,836	$3,101,813	$490,429	$1,021,408
Net realized gain (loss) from investments	247,635	(202,790)	167,548	21,349	379,190	(102,599)
Change in net unrealized appreciation (depreciation) of investments	3,047,539	(5,498,875)	2,584,438	(3,397,776)	317,856	(924,603)
Net increase (decrease) in net assets applicable to common shares from operations	5,418,461	(1,043,471)	3,895,822	(274,614)	1,187,475	(5,794)
Distributions to Common Shareholders
From net investment income	(2,423,943)	(4,477,680)	(1,588,575)	(3,085,337)	(481,679)	(992,545)
From accumulated net realized gains	—	—	—	—	—	(303,304)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,423,943)	(4,477,680)	(1,588,575)	(3,085,337)	(481,679)	(1,295,849)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—	—	—
Cost of shares repurchased and retired	(1,012,027)	(190,484)	(854,080)	(122,671)	(213,171)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,012,027)	(190,484)	(854,080)	(122,671)	(213,171)	—
Net increase (decrease) in net assets applicable to common shares	1,982,491	(5,711,635)	1,453,167	(3,482,622)	492,625	(1,301,643)
Net assets applicable to common shares at the beginning of period	100,180,619	105,892,254	67,596,192	71,078,814	25,272,119	26,573,762
Net assets applicable to common shares at the end of period	$102,163,110	$100,180,619	$69,049,359	$67,596,192	$25,764,744	$25,272,119
Undistributed (Over-distribution of)net investment income at the end of period	$472,962	$773,618	$93,071	$537,810	$107,848	$99,098

See accompanying notes to financial statements.

84	Nuveen Investments

	Pennsylvania Investment		Pennsylvania Municipal
	Quality (NQP)		Value (NPN)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14
Operations
Net investment income (loss)	$15,340,880	$16,275,276	$403,620	$812,000
Net realized gain (loss) from investments	(3,457,462)	(477,117)	4,862	(80,435)
Change in net unrealized appreciation (depreciation) of investments	26,035,241	(3,570,300)	540,190	(601,307)
Net increase (decrease) in net assets applicable to common shares from operations	37,918,659	12,227,859	948,672	130,258
Distributions to Common Shareholders
From net investment income	(16,288,548)	(17,907,404)	(387,754)	(775,508)
From accumulated net realized gains	—	—	—	(43,287)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,288,548)	(17,907,404)	(387,754)	(818,795)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	319,256,565	—	—
Cost of shares repurchased and retired	(61,628)	(214,043)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(61,628)	319,042,522	—	—
Net increase (decrease) in net assets applicable to common shares	21,568,483	313,362,977	560,918	(688,537)
Net assets applicable to common shares at the beginning of period	574,558,195	261,195,218	19,400,814	20,089,351
Net assets applicable to common shares at the end of period	$596,126,678	$574,558,195	$19,961,732	$19,400,814
Undistributed (Over-distribution of) net investment income at the end of period	$520,613	$1,468,281	$123,376	$107,510

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Cash Flows	Six Months Ended October 31, 2014 (Unaudited)

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ )	(NNJ )	(NXJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$18,172,741	$10,542,068	$5,418,461
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(31,597,875)	(20,991,025)	(8,833,748)
Proceeds from sales and maturities of investments	29,969,303	21,020,379	9,971,158
Amortization (Accretion) of premiums and discounts, net	287,569	76,855	(143,177)
Amortization of deferred offering costs	172,808	133,838	(68,203)
(Increase) Decrease in:
Receivable for dividends	(7,986)	—	—
Receivable for interest	237,863	123,230	100,966
Receivable for investments sold	(1,729,686)	(785,836)	(553,707)
Other assets	4,787	3,991	(467,320)
Increase (Decrease) in:
Payable for interest	—	—	—
Payable for investments purchased	2,545,602	897,907	717,662
Accrued management fees	13,095	7,881	3,978
Accrued Directors/Trustees fees	1,808	2,867	41
Accrued reorganization expenses	—	—	—
Accrued other expenses	239,569	58,973	(7,699)
Net realized (gain) loss from investments	602,546	778,481	(247,635)
Change in net unrealized (appreciation) depreciation of investments	(11,070,980)	(6,473,768)	(3,047,539)
Taxes paid on undistributed capital gains	—	(4)	(21)
Net cash provided by (used in) operating activities	7,841,164	5,395,837	2,843,217
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	—	—
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	(43,281)	(38,451)	—
Accrued shelf offering costs	(38,390)	(31,866)	—
MTP Shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(8,167,353)	(5,106,116)	(2,411,974)
Cost of common shares repurchased and retired	(287,796)	(67,613)	(1,012,027)
Net cash provided by (used in) financing activities	(8,536,820)	(5,244,046)	(3,424,001)
Net Increase (Decrease) in Cash	(695,656)	151,791	(580,784)
Cash at the beginning of period	3,757,246	1,704,066	645,299
Cash at the end of period	$3,061,590	$1,855,857	$64,515

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
Supplemental Disclosure of Cash Flow Information	(NQJ )	(NNJ )	(NXJ )
Cash paid for interest (excluding amortization of offering costs)	$97,334	$59,763	$34,890

See accompanying notes to financial statements.

86	Nuveen Investments

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage 2	Quality
	(NUJ )	(NQP )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,895,822	$37,918,659
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,496,219)	(40,377,984)
Proceeds from sales and maturities of investments	11,767,424	43,079,217
Amortization (Accretion) of premiums and discounts, net	76,897	672,095
Amortization of deferred offering costs	70,575	326,900
(Increase) Decrease in:
Receivable for dividends	—	—
Receivable for interest	161,383	22,655
Receivable for investments sold	(212,370)	(7,922,031)
Other assets	10,484	18,413
Increase (Decrease) in:
Payable for interest	1,946	(46,876)
Payable for investments purchased	3,040,506	5,900,459
Accrued management fees	2,883	26,644
Accrued Directors/Trustees fees	39	3,682
Accrued reorganization expenses	—	(1,071,757)
Accrued other expenses	224,395	594,926
Net realized (gain) loss from investments	(167,548)	3,457,462
Change in net unrealized (appreciation) depreciation of investments	(2,584,438)	(26,035,241)
Taxes paid on undistributed capital gains	(7)	—
Net cash provided by (used in) operating activities	6,811,772	16,567,223
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	(135,000)
Increase (Decrease) in:
Floating rate obligations	—	(790,000)
Payable for offering costs	—	(314,170)
Accrued shelf offering costs	—	—
MTP Shares, at liquidation value	—	(47,740,000)
VMTP Shares, at liquidation value	—	48,000,000
Cash distributions paid to common shareholders	(1,581,952)	(16,430,830)
Cost of common shares repurchased and retired	(854,080)	(61,628)
Net cash provided by (used in) financing activities	(2,436,032)	(17,471,628)
Net Increase (Decrease) in Cash	4,375,740	(904,405)
Cash at the beginning of period	757,343	1,047,121
Cash at the end of period	$5,133,083	$142,716

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage 2	Quality
Supplemental Disclosure of Cash Flow Information	(NUJ )	(NQP )
Cash paid for interest (excluding amortization of offering costs)	$350,507	$584,372

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2015(g)	$15.08	$0.38	$0.51	$—	$—		$0.89	$(0.40)	$—	$(0.40)	$—	*	$15.57	$13.47
2014	15.84	0.81	(0.77)	—	—		0.04	(0.80)	—	(0.80)	—		15.08	13.51
2013	15.31	0.77	0.59	—	—		1.36	(0.83)	—	(0.83)	—		15.84	15.15
2012	13.69	0.83	1.63	—	—		2.46	(0.84)	—	(0.84)	—		15.31	14.93
2011	14.44	0.85	(0.73)	(0.01)	—		0.11	(0.83)	(0.03)	(0.86)	—		13.69	12.68
2010	13.00	0.92	1.31	(0.03)	—		2.20	(0.76)	—	(0.76)	—		14.44	13.56

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2015(g)	15.40	0.40	0.47	—	—		0.87	(0.42)	—	(0.42)	—	*	15.85	13.86
2014	16.30	0.84	(0.89)	—	—		(0.05)	(0.85)	—	(0.85)	—		15.40	14.08
2013	15.86	0.80	0.50	—	—		1.30	(0.86)	—	(0.86)	—		16.30	15.97
2012	14.22	0.85	1.65	—	—		2.50	(0.85)	(0.01)	(0.86)	—		15.86	15.48
2011	14.96	0.86	(0.76)	(0.01)	—		0.09	(0.82)	(0.01)	(0.83)	—		14.22	13.44
2010	13.83	0.90	1.02	(0.03)	—	*	1.89	(0.74)	(0.02)	(0.76)	—		14.96	14.19

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

88	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

5.93%		2.65%	$318,715	1.68	%**(e)	4.93	%**(e)	7%
0.73		(5.22)	308,942	1.61		5.55		12
8.91		7.04	324,600	1.61		4.97		14
18.41		24.98	313,082	1.61		5.70		9
0.67		(0.46)	279,968	1.55		5.96		9
17.23		26.39	295,382	1.16		6.57		4

5.71		1.41	191,420	1.70	**(e)	5.11	**(e)	8
0.15		(6.17)	186,021	1.66		5.62		11
8.23		8.80	196,989	1.70		4.96		14
18.03		22.07	191,000	1.64		5.62		10
0.57		0.41	171,212	1.59		5.85		7
13.90		25.45	180,024	1.19		6.19		3

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2015(g)	0.54	%**
2014	0.58
2013	0.61
2012	0.58
2011	0.51
2010	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2015(g)	0.56	%**
2014	0.59
2013	0.67
2012	0.58
2011	0.51
2010	—

(e)
For the fiscal year ended April 30, 2015, the expenses and Net Investment Income (Loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from the Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Programs and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from the Adviser are as follows:

New Jersey Investment			Net Investment
Quality (NQJ)	Expenses		Income (Loss)
Year Ended 4/30:
2015(g)	1.65	%**	4.96	%**

New Jersey Premium			Net Investment
Income (NNJ)	Expenses		Income (Loss)
Year Ended 4/30:
2015(g)	1.66	%**	5.15	%**

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended October 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015(g)	$15.28	$0.33	$0.50	$—	$—		$0.83	$(0.37)	$—	$(0.37)	$0.02		$15.76	$13.53
2014	16.12	0.71	(0.87)	—	—		(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64
2013	15.31	0.63	0.93	—	—		1.56	(0.75)	—	(0.75)	—		16.12	14.94
2012	13.61	0.71	1.83	—	—		2.54	(0.83)	(0.01)	(0.84)	—		15.31	14.92
2011	14.51	0.89	(0.91)	(0.03)	—	*	(0.05)	(0.83)	(0.02)	(0.85)	—		13.61	12.67
2010	12.97	0.91	1.42	(0.03)	—	*	2.30	(0.75)	(0.01)	(0.76)	—		14.51	13.48

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2015(g)	14.97	0.25	0.61	—	—		0.86	(0.35)	—	(0.35)	0.03		15.51	13.30
2014	15.70	0.69	(0.74)	—	—		(0.05)	(0.68)	—	(0.68)	—	*	14.97	13.29
2013	15.23	0.68	0.57	—	—		1.25	(0.78)	—	(0.78)	—		15.70	15.28
2012	13.60	0.77	1.73	—	—		2.50	(0.86)	(0.01)	(0.87)	—		15.23	15.74
2011	14.47	0.85	(0.82)	(0.01)	—		0.02	(0.85)	(0.04)	(0.89)	—		13.60	12.55
2010	12.93	0.94	1.45	(0.03)	(0.01)		2.35	(0.78)	(0.03)	(0.81)	—		14.47	14.68

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) and New Jersey Dividend Advantage 2 (NUJ), respectively, for any fees or expenses.

90	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

5.62%	1.92%	$102,163	1.92	%**	4.44	%**	N/A		N/A	6%
(0.71)	(3.78)	100,181	2.07		4.83		N/A		N/A	6
10.29	5.04	105,892	2.37		3.91		N/A		N/A	17
19.09	25.08	100,578	2.52		4.82		N/A		N/A	15
(0.38)	0.11	89,399	1.34		6.16		1.27%		6.23%	6
18.03	28.17	95,300	1.18		6.35		1.04		6.49	4

6.02	2.75	69,049	2.76	**	3.69	**	N/A		N/A	10
0.01	(8.24)	67,596	2.53		4.80		N/A		N/A	11
8.35	1.99	71,079	2.42		4.35		N/A		N/A	27
18.82	33.35	68,911	2.59		5.22		2.52		5.30	9
0.10	(8.75)	61,503	1.96		5.84		1.81		5.99	7
18.55	35.95	65,410	1.22		6.54		1.00		6.76	4

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015(g)	0.53	%**
2014	0.98
2013	1.27
2012	1.41
2011	0.15
2010	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2015(g)	1.22	%**
2014	1.32
2013	1.23
2012	1.33
2011	0.79
2010	—

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended October 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share NAV	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2015(f)	$16.15	$0.31	$0.45	N/A	N/A		$0.76	$(0.31)	$—	$(0.31)	$0.02		$—		$16.62	$14.25
2014	16.98	0.65	(0.66)	N/A	N/A		(0.01)	(0.63)	(0.19)	(0.82)	—		—		16.15	14.48
2013	16.62	0.67	0.61	N/A	N/A		1.28	(0.67)	(0.25)	(0.92)	—		—		16.98	16.02
2012	14.72	0.75	1.91	N/A	N/A		2.66	(0.76)	—	(0.76)	—		—		16.62	16.34
2011	15.84	0.82	(1.15)	N/A	N/A		(0.33)	(0.77)	(0.02)	(0.79)	—		—		14.72	13.81
2010	14.29	0.70	1.55	N/A	N/A		2.25	(0.70)	—	(0.70)	—		—	*	15.84	15.21

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015(f)	15.17	0.40	0.60	$—	$—		1.00	(0.43)	—	(0.43)	—	*	—		15.74	13.74
2014	16.21	0.74	(0.93)	—	—		(0.19)	(0.85)	—	(0.85)	—	*	—		15.17	13.76
2013	15.78	0.80	0.54	—	—		1.34	(0.91)	—	(0.91)	—		—		16.21	15.24
2012	14.11	0.90	1.70	—	—		2.60	(0.93)	—	(0.93)	—		—		15.78	15.67
2011	14.82	0.93	(0.73)	(0.01)	—		0.19	(0.90)	—	(0.90)	—		—		14.11	13.09
2010	13.53	0.96	1.16	(0.03)	—		2.09	(0.80)	—	(0.80)	—	*	—		14.82	13.64

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

92	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

4.85%	0.52%	$25,765	0.88	%**	3.79	%**	7%
0.25	(4.18)	25,272	0.88		4.12		12
7.86	3.58	26,574	0.83		3.95		7
18.43	24.34	25,957	0.85		4.76		20
(2.17)	(4.19)	22,981	0.85		5.32		2
16.05	6.32	24,722	0.82		4.63		5

6.67	3.00	596,127	1.65	**	5.25	**	5
(0.69)	(3.65)	574,558	1.87		5.33		8
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18
1.27	2.43	226,905	1.60		6.38		8
15.74	27.87	238,368	1.23		6.72		6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2015(f)	0.04	%**
2014	0.04
2013	0.04
2012	0.04
2011	0.06
2010	0.06

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015(f)	0.63	%**
2014	0.68
2013	0.72
2012	0.61
2011	0.55
2010	0.07

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended October 31, 2014.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders	(a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Offering Costs		Ending Common Share NAV	Ending Market Value
Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2015(e)	$15.91	$0.33	$0.45	N/A		N/A		$0.78	$(0.32)	$—	$(0.32)	$—	$—		$16.37	$15.15
2014	16.48	0.67	(0.56)	N/A		N/A		0.11	(0.64)	(0.04)	(0.68)	—	—		15.91	14.45
2013	16.36	0.68	0.38	N/A		N/A		1.06	(0.64)	(0.30)	(0.94)	—	—		16.48	15.86
2012	14.79	0.72	1.58	N/A		N/A		2.30	(0.71)	(0.02)	(0.73)	—	—		16.36	15.38
2011	15.46	0.79	(0.70)	N/A		N/A		0.09	(0.76)	—	(0.76)	—	—		14.79	13.96
2010	14.29	0.70	1.19	N/A		N/A		1.89	(0.72)	—	(0.72)	—	—	*	15.46	15.43

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares

Based on Common Share NAV	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(c)	Net Investment Income (Loss)		Portfolio Turnover Rate	(d)

4.93%		7.07%	$19,962	0.86	%**	4.07	%**	2%
0.80		(4.45)	19,401	0.85		4.28		6
6.58		9.39	20,089	0.81		4.11		7
15.89		15.68	19,948	0.86		4.60		11
0.59		(4.77)	18,029	0.87		5.17		3
13.49		7.52	18,805	0.82		4.68		5

(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2015(e)	—%
2014	—
2013	—
2012	—
2011	—
2010	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended October 31, 2014.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2015(b)	$—	$—	$—	$—	$144,300	$320,869
2014	—	—	—	—	144,300	314,097
2013	—	—	—	—	144,300	324,948
2012	—	—	—	—	144,300	316,966
2011	—	—	—	—	144,300	294,018
2010	143,450	76,478	—	—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2015(b)	—	—	—	—	88,600	316,050
2014	—	—	—	—	88,600	309,955
2013	—	—	—	—	88,600	322,335
2012	—	—	—	—	88,600	315,576
2011	—	—	—	—	88,600	293,242
2010	87,875	76,216	—	—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015(b)	—	—	—	—	45,000	327,029
2014	—	—	—	—	45,000	322,624
2013	—	—	44,861	33.60	—	—
2012	—	—	44,861	32.42	—	—
2011	—	—	44,861	29.93	—	—
2010	43,925	79,240	—	—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2015(b)	—	—	35,050	29.70	—	—
2014	—	—	35,050	29.29	—	—
2013	—	—	35,050	30.28	—	—
2012	—	—	35,050	29.66	—	—
2011	—	—	35,050	27.55	—	—
2010	31,225	77,370	—	—	—	—
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(b)	2014		2013	2012	2011
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRACL)
Ending Market Value per Share	$—		$—		$10.02	$10.08	$9.94
Average Market Value per Share	—		10.03	^^^	10.09	10.07	9.95	^
New Jersey Dividend Advantage 2 (NUJ)
Series 2015 (NUJ PRC)
Ending Market Value per Share	10.09		10.02		10.04	10.04	9.62
Average Market Value per Share	10.04		10.03		10.05	9.91	9.65	^^

^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.
^^^	For the period May 1, 2013 through September 9, 2013.
(b)	For the six months ended October 31, 2014.

See accompanying notes to financial statements.

96	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015(b)	$—	$—	$—	$—	$48,000	$324,530	$217,500	$324,530	$3.25
2014	—	—	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	—	—	112,500	325,722	—
2011	—	—	—	—	—	—	112,500	301,693	—
2010	111,750	78,326	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(b)	2014
Pennsylvania Dividend Advantage (NQP)
Series 2014 (NQP PRCCL)
Ending Market Value per Share	$—		$10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2014 (NQP PRDCL)
Ending Market Value per Share	$—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.
(b)	For the six months ended October 31, 2014.

See accompanying notes to financial statements.

Nuveen Investments	97

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (“New Jersey Investment Quality (NQJ)”)
•	Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (“New Jersey Premium Income (NNJ)”)
•	Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (“New Jersey Dividend Advantage (NXJ)”)
•	Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (“New Jersey Dividend Advantage 2 (NUJ)”)
•	Nuveen New Jersey Municipal Value Fund (NJV) (“New Jersey Municipal Value (NJV)”)
•	Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (“Pennsylvania Investment Quality (NQP)”)
•	Nuveen Pennsylvania Municipal Value Fund (NPN) (“Pennsylvania Municipal Value (NPN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ) and Pennsylvania Investment Quality (NQP) are traded on the NYSE while common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) were incorporated under the state laws of Minnesota on December 20, 1990 and August 19, 1992, respectively. New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, April 19, 2001, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

98	Nuveen Investments

Fund Reorganizations
On November 20, 2013, the Funds’ Board of Directors/Trustees (the “Board”) approved a series of reorganizations for certain New Jersey Funds included in this report (the “Reorganizations”). The Reorganizations are intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved Reorganizations are as follows:

Target Funds	Acquiring Fund
New Jersey Investment Quality (NQJ)	New Jersey Dividend Advantage (NXJ)
New Jersey Premium Income (NNJ)
New Jersey Dividend Advantage 2 (NUJ)

The Reorganizations were approved by shareholders of the Target Funds at a special meeting on October 20, 2014, and were completed before the opening of business on November 10, 2014 (subsequent to the close of this reporting period).

Upon the closing of the Reorganizations, the Target Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Target Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the reorganizations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Outstanding when-issued/delayed delivery purchase commitments	$2,596,655		$897,907		$717,662		$3,040,506		$122,851		$5,900,459		$59,243

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
During the current fiscal period, New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Investment Quality (NQP) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one or more Series and trade on the NYSE MKT.

On May 30, 2014, Pennsylvania Investment Quality (NQP) redeemed all of its outstanding Series 2015 MTP Shares. The Fund’s MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

As of October 31, 2014, the details of the Funds’ MTP Shares outstanding are as follows:

				Shares
				Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
Fund	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
New Jersey Dividend Advantage 2 (NUJ)	2015	NUJ PRC	3,505,000	$35,050,000	2.00%

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares are as follows:

		NYSE MKT	Term	Optional	Premium
	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
New Jersey Dividend Advantage 2 (NUJ)	2015	NUJ PRC	November 1, 2015	November 1, 2011	October 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the six months ended October 31, 2014, were as follows:

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage 2		Quality
	(NUJ	)	(NQP	)*
Average liquidation value of MTP Shares outstanding	$35,050,000		$47,740,000

*	For the period May 1, 2014 through May 30, 2014.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Pennsylvania Investment Quality’s (NQP) redemption of MTP Shares, the remaining deferred offering costs of $276,165 were fully expensed during the current fiscal period, as the redemptions were deemed extinguishments of debt.

100	Nuveen Investments

Variable Rate MuniFund Term Preferred Shares
Pennsylvania Investment Quality (NQP) has issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Pennsylvania Investment Quality (NQP)	2017	480	$48,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Pennsylvania Investment Quality (NQP)	2017	June 1, 2017	June 1, 2015	May 31, 2015

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the six months ended October 31, 2014, were as follows:

	Pennsylvania
	Investment
	Quality
	(NQP	)*
Average liquidation value of VMTP Shares outstanding	$48,000,000
Annualized dividend rate	0.99%

*	For the period May 20, 2014 (first issuance of shares) through October 31, 2014.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

The Fund incurred offering costs of $135,000 in connection with its issuance of Series 2017 VMTP Shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2014, the details of each Fund’s VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
New Jersey Investment Quality (NQJ)	2	1,443	$144,300,000	April 1, 2043
New Jersey Premium Income (NNJ)	2	886	$88,600,000	April 1, 2043
New Jersey Dividend Advantage (NXJ)	1	450	$45,000,000	August 3, 2043
Pennsylvania Investment Quality (NQP)	2	1,125	$112,500,000	December 1, 2042
	3	1,050	$105,000,000	December 1, 2042

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended October 31, 2014, were as follows:

	New Jersey		New Jersey		New Jersey		Pennsylvania
	Investment		Premium		Dividend		Investment
	Quality		Income		Advantage		Quality
	(NQJ	)	(NNJ	)	(NXJ	)	(NQP	)
Average liquidation value of VRDP Shares outstanding	$144,300,000		$88,600,000		$45,000,000		$217,500,000
Annualized dividend rate	0.13%		0.13%		0.15%		0.15%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through its equity shelf program (“Shelf Offerings”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the six months ended October 31, 2014 and fiscal year ended April 30, 2014 were as follows:

	New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	10/31/14	4/30/14	10/31/14	4/30/14
Common shares authorized	2,000,000	2,000,000	1,200,000	1,200,000
Common shares issued	—	—	—	—
Offering proceeds, net of offering costs	—	—	—	—

102	Nuveen Investments

As of August 31, 2014, each Fund’s shelf offering registration statements is no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Shelf offering expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Since the Shelf Offerings became effective, the Funds have not issued additional common shares. As a result, during the six months ended October 31, 2014, the Adviser reimbursed each Fund for half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$451,454,360	$—	$451,454,360
Common Stocks	3,302,294	—	—	3,302,294
Total	$3,302,294	$451,454,360	$—	$454,756,654
New Jersey Premium Income (NNJ)
Long-Term Investments*:
Municipal Bonds	$—	$274,369,713	$—	$274,369,713
New Jersey Dividend Advantage (NXJ)
Long-Term Investments*:
Municipal Bonds	$—	$145,008,446	$—	$145,008,446
New Jersey Dividend Advantage 2 (NUJ)
Long-Term Investments*:
Municipal Bonds	$—	$100,880,691	$—	$100,880,691
New Jersey Municipal Value (NJV)
Long-Term Investments*:
Municipal Bonds	$—	$26,400,926	$—	$26,400,926
Common Stocks	736,361	—	—	736,361
Total	$736,361	$26,400,926	$—	$27,137,287
Pennsylvania Investment Quality (NQP)
Long-Term Investments*:
Municipal Bonds	$—	$882,639,579	$—	$882,639,579
Pennsylvania Municipal Value (NPN)
Long-Term Investments*:
Municipal Bonds	$—	$19,646,337	$—	$19,646,337

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts

104	Nuveen Investments

by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2014, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Average floating rate obligations outstanding	$—		$—		$—		$—		$1,500,000
Average annual interest rate and fees	—%		—%		—%		—%		0.67%

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Average floating rate obligations outstanding	$36,556,033		$—
Average annual interest rate and fees	0.40%		—%

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Floating rate obligations: self-deposited inverse floaters	$—		$—		$—		$—		$1,500,000
Floating rate obligations: externally-deposited inverse floaters	45,405,000		28,825,000		14,215,000		9,125,000		600,000
Total	$45,405,000		$28,825,000		$14,215,000		$9,125,000		$2,100,000

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Floating rate obligations: self-deposited inverse floaters	$36,380,000		$—
Floating rate obligations: externally-deposited inverse floaters	54,350,000		540,000
Total	$90,730,000		$540,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Maximum exposure to Recourse Trusts	$38,405,000		$24,405,000		$11,950,000		$8,460,000		$600,000

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Maximum exposure to Recourse Trusts	$15,075,000		$540,000

106	Nuveen Investments

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended October 31, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares for the six months ended October 31, 2014 and the fiscal year ended April 30, 2014 were as follows:

	New Jersey		New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)		Dividend Advantage (NXJ)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14	10/31/14	4/30/14
Common shares:
Issued in the reorganizations	—	—	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(21,500)	—	(4,900)	—	(75,000)	(15,300)
Weighted average common share:
Price per share repurchased and retired	$13.37	—	$13.78	—	$13.47	$12.43
Discount per share repurchased and retired	13.07%	—	14.14%	—	13.49%	13.65%

	New Jersey		New Jersey
	Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14
Common shares:
Issued in the reorganizations	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(64,500)	(10,200)	(15,000)	—
Weighted average common share:
Price per share repurchased and retired	$13.22	$12.01	$14.19	$—
Discount per share repurchased and retired	13.74%	14.00%	14.25%	—

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

	Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Municipal Value (NPN)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/14	4/30/14	10/31/14	4/30/14
Common shares:
Issued in the reorganizations	—	21,788,337	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(4,500)	(17,300)	—	—
Weighted average common share:
Price per share repurchased and retired	$13.68	$12.35	—	—
Discount per share repurchased and retired	13.83%	13.16%	—	—

Preferred Shares
Transactions in preferred shares for the Funds during the six months ended October 31, 2014 and the fiscal year ended April 30, 2014, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	October 31, 2014
		NYSE
Pennsylvania Investment Quality (NQP)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2015	NQP PRCCL	(2,319,000)	$(23,190,000)
	2015	NQP PRDCL	(2,455,000)	(24,550,000)
Total			(4,774,000)	$(47,740,000)

	Year Ended
	April 30, 2014
		NYSE/
		NYSE MKT
New Jersey Dividend Advantage (NXJ)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2014	NXJ PRACL	(4,486,100)	$(44,861,000)
Pennsylvania Investment Quality (NQP)
MTP Shares issued in connection with the reorganization	2015	NQP PRCCL	2,319,000	$23,190,000
	2015	NQP PRDCL	2,455,000	$24,550,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	October 31, 2014
Pennsylvania Investment Quality (NQP)	Series	Shares	Amount
VMTP Shares issued	2017	480	$48,000,000

Transactions in VRDP Shares, where applicable, were as follows:

	Year Ended
	April 30, 2014
New Jersey Dividend Advantage (NXJ)	Series	Shares	Amount
VRDP Shares issued	1	450	$45,000,000

	Year Ended
	April 30, 2014
Pennsylvania Investment Quality (NQP)	Series	Shares	Amount
VRDP Shares issued in connection with the reorganization	3	1,050	$105,000,000
VRDP Shares issued	—	—	—
VRDP Shares exchanged	—	—	—
Net increase (decrease)		1,050	$105,000,000

108	Nuveen Investments

5. Investment Transactions
Long-term purchases and sales (including maturities) during the six months ended October 31, 2014, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Purchases	$31,597,875		$20,991,025		$8,833,748		$9,496,219		$2,074,584		$40,377,984		$484,000
Sales and maturities	29,969,303		21,020,379		9,971,158		11,767,424		1,927,766		43,079,217		492,829

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Cost of investments	$422,979,744		$255,028,692		$133,848,429		$94,426,713		$22,325,227		$781,112,880		$17,020,795
Gross unrealized:
Appreciation	$33,134,155		$20,191,376		$11,705,676		$6,857,489		$3,321,941		$68,055,190		$2,627,778
Depreciation	(1,357,245)		(850,355)		(545,659)		(403,511)		(9,881)		(2,908,539)		(2,236)
Net unrealized appreciation (depreciation) of investments	$31,776,910		$19,341,021		$11,160,017		$6,453,978		$3,312,060		$65,146,651		$2,625,542

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses, reorganization adjustments and distribution reclasses, resulted in reclassifications among the Funds’ components of common share net assets as of April 30, 2014, the Funds’ last tax year end, as follows:

	New Jersey	New Jersey	New Jersey		New Jersey		New Jersey
	Investment	Premium	Dividend		Dividend		Municipal
	Quality	Income	Advantage		Advantage 2		Value
	(NQJ )	(NNJ )	(NXJ	)	(NUJ	)	(NJV	)
Paid-in-surplus	$(25,408)	$(17,533)	$(214,401)		$(148,756)		$—
Undistributed (Over-distribution of) net investment income	(13,073)	(4,657)	204,362		141,586		22
Accumulated net realized gain (loss)	38,481	22,190	10,039		7,170		(22)

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Paid-in-surplus	$2,654,683		$5,519
Undistributed (Over-distribution of) net investment income	1,234,812		(5,697)
Accumulated net realized gain (loss)	(3,889,495)		178

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ last tax year end, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Undistributed net tax-exempt income1	$4,137,911		$2,554,195		$1,026,468		$717,857		$64,106
Undistributed net ordinary income2	—		—		—		—		8,539
Undistributed net long-term capital gains	—		—		—		—		—

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Undistributed net tax-exempt income1	$3,525,943		$27,295
Undistributed net ordinary income2	—		—
Undistributed net long-term capital gains	—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2014, paid on May 1, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income	$16,689,958		$10,427,738		$4,941,439		$3,781,312		$976,582		$16,585,766		$775,216
Distributions from net ordinary income2	5,178		1,328		1,865		1,098		15,941		56,083		339
Distributions from net long-term capital gains	—		—		—		—		303,326		—		43,240

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)3	(NPN	)
Expiration:
April 30, 2016	$—		$—		$—		$—		$—		$2,167,149		$—
April 30, 2017	—		—		—		—		—		13,518		—
Not subject to expiration	2,237,572		879,971		875,166		240,901		99,123		1,108,231		79,461
Total	$2,237,572		$879,971		$875,166		$240,901		$99,123		$3,288,898		$79,461

3	A portion of Pennsylvania Investment Quality’s (NQP) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended April 30, 2014, the following Fund utilized capital loss carryforwards as follows:

	New Jersey
	Dividend
	Advantage 2
	(NUJ	)
Utilized capital loss carryforwards	$29,668

110	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania
	Investment		Dividend		Dividend		Municipal		Investment
	Quality		Advantage		Advantage 2		Value		Quality
	(NQJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)
Post-October capital losses4	$1,346,448		$43,307		$1,149		$3,476		$264,756
Late-year ordinary losses5	—		—		—		—		—

4	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ last tax year end.
5	Ordinary losses incurred from January 1, 2014 through April 30, 2014, and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

New Jersey Investment Quality (NQJ)
New Jersey Premium Income (NNJ)
Pennsylvania Investment Quality (NQP)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

New Jersey Dividend Advantage (NXJ)
New Jersey Dividend Advantage 2 (NUJ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2014, the complex-level fee rate for each of these Funds was 0.1643%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Common Shares
On November 10, 2014, New Jersey Dividend Advantage (NXJ) transferred the listing of its common shares from the NYSE MKT to the NYSE.

Preferred Shares
On November 19, 2014, the Board approved a refinancing plan in which New Jersey Dividend Advantage (NXJ) will redeem all of its outstanding MTP Shares at their $10.00 liquidation value per share, using proceeds from newly issued preferred shares.

112	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*   Interested Board Member.
** Retired from the Funds’ Board of Directors/Trustees effective December 31, 2014

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended April 30, 2015, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended April 30, 2014 and April 30, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended April 30, 2014 and April 30, 2013 for the Funds and for the period May 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Common shares repurchased	21,500	4,900	75,000	64,500	15,000	4,500	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	113

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (See Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

114	Nuveen Investments

Glossary of Terms Used in this Report (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	115

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

116	Nuveen Investments

Notes

Nuveen Investments	117

Notes

118	Nuveen Investments

Notes

Nuveen Investments	119

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-1014D 4925-INV-B12/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS
MAY 1-31, 2014	0		0	642,200

JUNE 1-30, 2014	0		0	642,200

JULY 1-31, 2014	13,500	$13.50	13,500	628,700

AUGUST 1-31, 2014	20,400	$13.47	20,400	634,600

SEPTEMBER 1-30, 2014	28,600	$13.42	28,600	606,000

OCTOBER 1-31, 2014	12,500	$13.57	12,500	593,500

TOTAL	75,000

* The registrant's repurchase program, for the repurchase of 655,000 shares, was authorized November 20, 2013. The program was reauthorized for a maximum repurchase amount of 655,000 shares on August 6, 2014. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: January 8, 2015